                                 [ART OMIITTED]


                                      SEMI-
                                     ANNUAL
                                     REPORT

                                 MARCH 31, 1998

                              MARQUIS[SERVICE MARK]
                                 FAMILY OF FUNDS

                 High Quality. High Standards. Highly Personal.

                                 [ART OMIITTED]

TABLE OF CONTENTS
Letter to Shareholders                                         1
Statements of Net Assets                                       2
Statement of Assets and Liabilities                           33
Statements of Operations                                      34
Statements of Changes in Net Assets                           36
Financial Highlights                                          40
Notes to Financial Statements                                 46


FUND PORTFOLIOS                               TRADING SYMBOLS
MONEY MARKET FUNDS                           TRUST       RETAIL
Institutional Money Market Fund               N/A          N/A
Treasury Securities Money Market Fund        MQTXX        MQRXX
Tax Exempt Money Market Fund                 MQEXX        MQEXX

FIXED INCOME FUNDS                         A SHARES     B SHARES
Government Securities Fund                   MQGAX        MFGSB
Strategic Income Bond Fund                   MSIAX         N/A
Louisiana Tax-Free Income Fund               MQLAX        MFLTF

BALANCED FUNDS
Balanced Fund                                MQIAX        MFGIB

EQUITY FUNDS
Value Equity Fund                            MQVAX        MFVEB
Growth Equity Fund                           MNEUX         N/A
Small Cap Equity Fund                         N/A          N/A
International Equity Fund                     N/A          N/A

LETTER TO SHAREHOLDERS




DEAR SHAREHOLDER:

During the six-month period ended March 31, 1998, the financial markets continued to perform well overall, as the three major asset classes -- stocks, bonds, and money market instruments -- all produced healthy gains. Once again, these gains were fueled by exceptionally favorable economic conditions, including moderate growth, low inflation, and stable interest rates.

The Marquis Funds participated fully in this ongoing rally, generating positive returns nearly across the board. The Marquis Value Equity Fund performed particularly well, and has gained national attention recently for its truly outstanding track record.

On October 20, 1997, First Commerce Corporation -- the parent of First National Bank of Commerce in New Orleans, the Marquis Funds' investment adviser -- and Banc One Corporation, the parent of Banc One, Louisiana, announced that they have signed a definitive agreement for the merger of First Commerce with Banc One. Subject to certain conditions being met, it is currently anticipated that First Commerce will merge with Banc One by the end of June 1998.

The organization that results from this merger will be a strong one, with extensive investment management resources and a time-tested record of performance. In months ahead, we will endeavor to help our shareholders take advantage of these resources.

As always, we thank you for your continued trust in our organization, and look forward to serving you in the future.

                                      Sincerely,

                                      /S/Signature

                                      Suzanne T. Mestayer
                                      Executive Vice President
                                      First National Bank of Commerce


                                                              MARCH 31, 1998   1

STATEMENT OF NET ASSETS
(UNAUDITED)


INSTITUTIONAL MONEY MARKET FUND
==========================================
DESCRIPTION          PAR (000) VALUE (000)
------------------------------------------
U.S. TREASURY OBLIGATIONS -- 21.7%
  U.S. Treasury Bill
   5.386%, 04/16/98     $15,000   $ 14,966
  U.S. Treasury Notes
   4.750%, 09/30/98       4,000      3,987
   5.750%, 12/31/98       4,000      4,008
   5.875%, 03/31/99       2,000      2,008
                                  --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $24,969)                   24,969
                                  --------

REPURCHASE AGREEMENTS -- 78.7%
  DEUTSCHE BANK
   5.900%, dated 03/31/98, matures
   04/01/98, repurchase price
   $4,602,175 (collateralized by
   U.S. Treasury Obligations,
   total market value:
   $4,693,725) (1)        4,601      4,601
  HSBC
   5.830%, dated 03/31/98, matures
   04/01/98, repurchase price
   $5,000,810 (collateralized
   by U.S. Treasury STRIPS,
   total market value:
   $5,121,412)            5,000      5,000
  LEHMAN BROTHERS
   5.900%, dated 03/31/98, matures
   04/01/98, repurchase price
   $28,004,589 (collateralized by
   various U.S. Treasury
   STRIPS, total market
   value: $28,707,761)   28,000     28,000




DESCRIPTION          PAR (000) VALUE (000)
------------------------------------------
  MERRILL LYNCH
   5.850%, dated 03/31/98, matures
   04/01/98, repurchase price
   $3,119,656 (collateralized by
   U.S. Treasury Bond, total
   market value:
   $3,186,674) (1)      $ 3,119    $ 3,119
  J.P. MORGAN
   5.980%, dated 03/31/98, matures
   04/01/98, repurchase price
   $28,004,651 (collateralized by
   U.S. Treasury STRIPS, total
   market value:
   $28,615,098)          28,000     28,000
  MORGAN STANLEY
   5.870%, dated 03/31/98, matures
   04/01/98, repurchase price
   $3,180,248 (collateralized
   by various U.S. Treasury
   Notes, total market
   value: $3,262,193) (1) 3,180      3,180
  NOMURA SECURITIES
   5.900%, dated 03/31/98, matures
   04/01/98, repurchase price
   $4,253,300 (collateralized by
   U.S. Treasury Obligations,
   total market value:
   $4,338,343) (1)        4,253      4,253

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2   MARCH 31, 1998

INSTITUTIONAL MONEY MARKET FUND
==========================================
DESCRIPTION          PAR (000) VALUE (000)
------------------------------------------
  PRUDENTIAL SECURITIES
   5.950%, dated 03/31/98, matures
   04/01/98, repurchase price
   $5,000,826 (collateralized by
   U.S. Treasury Bill, total
   market value:
   $5,107,143)           $5,000   $  5,000
  UBS SECURITIES
   5.920%, dated 03/31/98, matures
   04/01/98, repurchase price
   $4,646,443 (collateralized by
   U.S. Treasury STRIPS, total
   market value:
   $4,741,279) (1)        4,646      4,646
  WACHOVIA
   5.700%, dated 03/31/98, matures
   04/01/98, repurchase price
   $5,000,792 (collateralized by
   U.S. Treasury Note, total
   market value:
   $5,102,656)            5,000      5,000
                                  --------
TOTAL REPURCHASE AGREEMENTS
   (Cost $90,799)                   90,799
                                  --------
TOTAL INVESTMENTS -- 100.4%
   (Cost $115,768)                 115,768
                                  --------
OTHER ASSETS AND LIABILITIES,
   NET -- (0.4%)                      (418)
                                  --------



DESCRIPTION                    VALUE (000)
------------------------------------------
NET ASSETS:
FUND SHARES
   (unlimited authorization -- no
   par value) based on 115,350,112
   outstanding shares of
   beneficial interest            $115,350
                                  ========
TOTAL NET ASSETS -- 100.0%        $115,350
                                  ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE        $1.00
                                  ========

------------------------------------------
STRIPS--SEPARATE TRADING OF REGISTERED INTEREST
AND PRINCIPAL OF SECURITIES
(1) TRI-PARTY REPURCHASE AGREEMENT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              MARCH 31, 1998   3

STATEMENT OF NET ASSETS
(UNAUDITED)



TREASURY SECURITIES MONEY MARKET FUND
===============================================
DESCRIPTION               PAR (000) VALUE (000)
-----------------------------------------------
U.S. TREASURY OBLIGATIONS -- 17.6%
  U.S. Treasury Bill
   5.393%, 04/16/98         $ 90,000 $   89,799
  U.S. Treasury Notes
   4.750%, 09/30/98           50,000     49,838
   5.750%, 12/31/98           50,000     50,104
   5.875%, 03/31/99           25,000     25,099
                                     ----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $214,840)                      214,840
                                     ----------

REPURCHASE AGREEMENTS -- 82.5%
  DEUTSCHE BANK
   5.900%, dated 03/31/98, matures
   04/01/98, repurchase price
   $57,947,216 (collateralized by
   various U.S. Treasury Obligations,
   total market value:
   $59,096,804) (1)           57,938     57,938
  HSBC
   5.830%, dated 03/31/98, matures
   04/01/98, repurchase price
   $50,008,097 (collateralized by
   various U.S. Treasury STRIPS,
   total market value:
   $51,154,496)               50,000     50,000



DESCRIPTION               PAR (000) VALUE (000)
-----------------------------------------------
  LEHMAN BROTHERS
   5.900%, dated 03/31/98, matures
   04/01/98, repurchase price
   $295,048,347 (collateralized by
   various U.S. Treasury
   STRIPS, total market
   value: $303,839,884)     $295,000  $ 295,000
  MORGAN STANLEY
   5.870%, dated 03/31/98, matures
   04/01/98, repurchase price
   $50,038,717 (collateralized by
   various U.S. Treasury
   Obligations, total market
   value: $51,708,576) (1)    50,030     50,030
  J.P. MORGAN
   5.980%, dated 03/31/98, matures
   04/01/98, repurchase price
   $295,049,003 (collateralized
   by various U.S. Treasury
   STRIPS, total market
   value: $301,604,985)      295,000    295,000
  MERRILL LYNCH
   5.850%, dated 03/31/98, matures
   04/01/98, repurchase price
   $50,038,689 (collateralized by
   various U.S. Treasury
   Obligations, total market
   value: $51,035,097) (1)    50,031     50,031

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

4   MARCH 31, 1998

TREASURY SECURITIES MONEY MARKET FUND
===============================================
DESCRIPTION               PAR (000) VALUE (000)
-----------------------------------------------
  NOMURA SECURITIES
   5.900%, dated 03/31/98, matures
   04/01/98, repurchase price
   $53,173,099 (collateralized by
   various U.S. Treasury
   Obligations, total market
   value: $54,228,352) (1)   $53,164   $ 53,164
  PRUDENTIAL SECURITIES
   5.950%, dated 03/31/98, matures
   04/01/98, repurchase price
   $50,008,264 (collateralized by
   various U.S. Treasury
   Obligations, total market
   value: $51,047,136)        50,000     50,000
  UBS SECURITIES
   5.920%, dated 03/31/98, matures
   04/01/98, repurchase price
   $57,858,108 (collateralized by
   various U.S. Treasury
   Obligations, total market
   value: $59,006,372) (1)    57,849     57,849
  WACHOVIA
   5.700%, dated 03/31/98, matures
   04/01/98, repurchase price
   $50,007,917 (collateralized by
   various U.S. Treasury Obligations,
   total market value:
   $51,006,454)               50,000     50,000
                                     ----------
TOTAL REPURCHASE AGREEMENTS
   (Cost $1,009,012)                  1,009,012
                                     ----------
TOTAL INVESTMENTS -- 100.1%
   (Cost $1,223,852)                  1,223,852
                                     ----------
OTHER ASSETS AND LIABILITIES,
   NET -- (0.1%)                           (920)
                                     ----------


DESCRIPTION                         VALUE (000)
-----------------------------------------------
NET ASSETS:
FUND SHARES OF TRUST CLASS
   (unlimited authorization --
   no par value) based on
   409,380,792 outstanding
   shares of beneficial interest     $  409,381
FUND SHARES OF RETAIL CLASS
   (unlimited authorization --
   no par value) based on
   610,475,941 outstanding
   shares of beneficial interest        610,476
FUND SHARES OF CASH SWEEP CLASS
   (unlimited authorization --
   no par value) based
   on 203,050,377 outstanding
   shares of beneficial interest        203,050
Accumulated net realized gain
   on investments                            25
                                     ----------
TOTAL NET ASSETS -- 100.0%           $1,222,932
                                     ==========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- TRUST CLASS                   $1.00
                                     ==========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- RETAIL CLASS                  $1.00
                                     ==========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CASH SWEEP CLASS              $1.00
                                     ==========

-----------------------------------------------
STRIPS--SEPARATE TRADING OF REGISTERED INTEREST
        AND PRINCIPAL OF SECURITIES
(1) TRI-PARTY REPURCHASE AGREEMENT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              MARCH 31, 1998   5

STATEMENT OF NET ASSETS
(UNAUDITED)



TAX EXEMPT MONEY MARKET FUND
===============================================
DESCRIPTION               PAR (000) VALUE (000)
-----------------------------------------------
MUNICIPAL BONDS -- 99.2%
ARIZONA -- 1.5%
  Phoenix, Multi-Family
   Housing Authority, Del Mar
   Terrace Apartments Project,
   VRDN, RB (A) (B) (C)
   3.750%, 04/07/98          $ 2,000 $    2,000
                                     ----------
CALIFORNIA -- 6.8%
  California State, RAN
   4.500%, 06/30/98            4,230      4,237
  Los Angeles County,
   Series A, TRAN
   4.500%, 06/30/98            5,000      5,009
                                     ----------
                                          9,246
                                     ----------
COLORADO -- 3.7%
  Denver City & County,
   Ogden Residence Project,
   VRDN, RB (A) (B) (C)
   3.850%, 04/01/98              300        300
  Eagle County, Smith Creek
   Metropolitan District
   Project, Series 95, VRDN,
   RB (A) (B) (C)
   3.500%, 04/07/98            2,400      2,400
  University of Colorado,
   Series A, VRDN, RB (A)
   3.700%, 04/07/98            2,300      2,300
                                     ----------
                                          5,000
                                     ----------
DISTRICT OF COLUMBIA -- 0.1%
  District of Columbia,
   Series B-1, VRDN,
   RB (A) (B) (C)
   3.850%, 04/01/98              100        100
                                     ----------
FLORIDA -- 4.3%
  Broward County, Housing
   Finance Authority,
   Lake Park Association,
   VRDN, RB (A) (B) (C)
   3.700%, 04/07/98            3,410      3,410



DESCRIPTION               PAR (000) VALUE (000)
-----------------------------------------------
  Orange County, Industrial
   Development Authority,
   Orlando Hawaiian Motel,
   VRDN, RB (A) (B) (C)
   3.900%, 04/01/98          $   530  $     530
  Palm Beach County, Jewish
   Community Campus
   Corporation, VRDN,
   RB (AMBAC) (A) (B)
   3.650%, 04/07/98            1,600      1,600
  Pinellas County, Health
   Facilities Authority,
   Hospital Program,
   VRDN, RB (A) (B) (C)
   3.700%, 04/01/98              300        300
                                     ----------
                                          5,840
                                     ----------
GEORGIA -- 5.3%
  Burke County, Oglethorpe
   Power Project, TECP
   3.450%, 05/29/98            3,000      3,000
  Floyd County, Georgia
   Power Plant Hammond
   Project, VRDN, RB (A) (B)
   3.900%, 04/01/98              950        950
  Gorden County, Hospital
   Authority, Adventist Health
   System, Series A, VRDN,
   RAN (A) (B) (C)
   3.750%, 04/07/98            1,325      1,325
  Marietta, Multi-Family
   Housing, Falls at Bells
   Ferry Project, RB (A) (B)
   3.950%, 07/15/98            1,000      1,001
  Monroe County, Pollution
   Control Authority, Power
   Plant Project, Series 1,
   VRDN, RB (A) (B)
   3.900%, 04/01/98              950        950
                                     ----------
                                          7,226
                                     ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


6  MARCH 31, 1998

TAX EXEMPT MONEY MARKET FUND
===============================================
DESCRIPTION               PAR (000) VALUE (000)
-----------------------------------------------
HAWAII -- 2.3%
  Hawaii State Multi-Family
   Housing Authority,
   Tropicana West Project,
   Series A, VRDN,
   RB (A) (B) (C)
   3.500%, 04/07/98         $  3,100 $    3,100
                                     ----------
IDAHO -- 0.8%
  Nez Perce County,
   Pollution Control,
   VRDN, RB (A) (B) (C)
   3.700%, 04/07/98            1,025      1,025
                                     ----------
ILLINOIS -- 6.5%
  Chicago, Multi-Family
   Housing, Waveland
   Association Project,
   Series D, VRDN,
   RB (A) (B) (C)
   3.650%, 04/07/98            2,300      2,300
  Chicago, Multi-Family
   Housing, Waveland
   Association Project,
   Series E, VRDN,
   RB (A) (B) (C)
   3.650%, 04/07/98              300        300
  Illinois State Education
   Facilities Authority, TECP
   3.750%, 04/07/98            1,000      1,000
  Illinois State Health
   Facilities Authority,
   Advocate Healthcare
   Network, Series B,
   VRDN, RB (A) (B)
   3.750%, 04/07/98            1,700      1,700
  Illinois State Health
   Facilities Authority,
   Pekin Memorial Hospital
   Project, VRDN,
   RB (A) (B) (C)
   3.750%, 04/07/98            1,500      1,500
  Illinois State Sales Tax, RB
   5.000%, 06/15/98              325        326


DESCRIPTION               PAR (000) VALUE (000)
-----------------------------------------------
  McCook, St. Andrew Society
   Project, Series 1996 A,
   VRDN, RB (A) (B) (C)
   3.750%, 04/07/98          $ 1,700 $    1,700
                                     ----------
                                          8,826
                                     ----------
INDIANA -- 6.0%
  Benton, Community
   School, TAW
   4.250%, 12/31/98            1,000      1,001
  Fort Wayne, Hospital
   Authority, Parkview
   Memorial Hospital,
   Series B, VRDN,
   RB (BA) (A) (B) (C)
   3.700%, 04/17/98            2,400      2,400
  Hammond, Local Public
   Improvements, Advance
   Funding Program,
   Series A-1, GO
   3.750%, 07/09/98              885        885
  Indiana State, GO
   4.000%, 01/20/99            1,500      1,505
  Indiana State Health
   Facilities Authority,
   Hartsfield Village Project,
   Series B, VRDN,
   RB (A) (B) (C)
   3.750%, 04/07/98            2,000      2,000
  Purdue University, Student
   Fee, Series B, RB
   6.100%, 07/01/98              250        251
  Rockport County, Pollution
   Control, AEP Generating
   Company Project,
   Series B, VRDN,
   RB (AMBAC) (A) (B)
   3.800%, 04/01/98              100        100
                                     ----------
                                          8,142
                                     ----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              MARCH 31, 1998   7

STATEMENT OF NET ASSETS
(UNAUDITED)


TAX EXEMPT MONEY MARKET FUND
===============================================
DESCRIPTION               PAR (000) VALUE (000)
-----------------------------------------------
KENTUCKY -- 0.0%
  Covington Industrial Building,
   Atkins & Pearce Inc.,
   Series 1995, VRDN, RB (A)
   (B) (C)
   3.700%, 04/07/98         $     45 $       45
                                     ----------
LOUISIANA -- 5.3%
  Louisiana State Public
   Facilities Authority, Sisters
   of Charity Project, VRDN,
   RB (CS) (A) (B)
   3.700%, 04/07/98            2,700      2,700
  Louisiana State Public
   Facilities Authority,
   Willis Knighton Medical
   Center, VRDN,
   RB (AMBAC) (A) (B)
   3.700%, 04/07/98            4,000      4,000
  Louisiana State Recovery,
   District Sales Tax,
   RB (MBIA)
   4.250%, 07/01/98              500        500
                                     ----------
                                          7,200
                                     ----------
MAINE -- 1.2%
  Maine State Health &
   Higher Education Facilities
   Authority, Series C, VRDN,
   RB (AMBAC) (A) (B)
   3.700%, 04/07/98            1,600      1,600
                                     ----------
MARYLAND -- 1.6%
  Maryland State Industrial
   Development Finance
   Authority, Liberty Medical
   Center Project, VRDN,
   RB (A) (B) (C)
   3.700%, 04/07/98            2,200      2,200
                                     ----------
MASSACHUSETTS -- 2.2%
  Brockton, RAN
   4.500%, 06/30/98              800        801
  Fall River, BAN
   4.250%, 06/15/98            1,200      1,200



DESCRIPTION               PAR (000) VALUE (000)
-----------------------------------------------
  New England Education
   Loan Marketing
   Corporation, Student
   Loans, Series C, RB
   4.750%, 07/01/98           $1,000 $    1,002
                                     ----------
                                          3,003
                                     ----------
MICHIGAN -- 2.2%
  Michigan State Strategic
   Fund, Van Andel Research
   Institution Project,
   VRDN, RB (A) (B) (C)
   3.700%, 04/07/98            3,000      3,000
                                     ----------
MISSOURI -- 1.5%
  Jackson County, Industrial
   Development Recreational
   Authority, Greater Kansas
   YMCA Project, Series A,
   VRDN, RB (A) (B) (C)
   4.050%, 04/01/98            1,100      1,100
  Missouri State Health &
   Educational Facilities
   Authority, Saint Francis
   Medical Center Project,
   Series A, VRDN,
   RB (A) (B) (C)
   3.900%, 04/01/98            1,000      1,000
                                     ----------
                                          2,100
                                     ----------
NEBRASKA -- 0.7%
  Hamilton County,
   Industrial Development
   Authority, Iams
   Corporation Project,
   VRDN, RB (A) (B) (C)
   3.750%, 04/07/98            1,020      1,020
                                     ----------
NEW JERSEY -- 2.7%
  New Jersey State
   Transportation Trust
   Fund Authority,
   Transportation Systems,
   Series A, RB
   4.500%, 06/15/98            2,600      2,605


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

8   MARCH 31, 1998

TAX EXEMPT MONEY MARKET FUND
===============================================
DESCRIPTION               PAR (000) VALUE (000)
-----------------------------------------------
  Ventnor City, New Jersey,
   Series A, BAN
   4.250%, 04/30/98         $  1,000  $   1,000
                                     ----------
                                          3,605
                                     ----------
NEW MEXICO -- 2.9%
  New Mexico State,
   Series A, TRAN
   4.500%, 06/30/98            4,000      4,008
                                     ----------
NEW YORK -- 5.0%
  Freeport, Unified School
   District, TAN (C)
   4.250%, 06/29/98              500        500
  Lindenhurst, Unified
   School District, TAN (C)
   4.250%, 06/24/98              500        500
  New York, TRAN (C)
   4.500%, 06/30/98            5,000      5,009
  North Hempstead,
   Series C, BAN
   4.375%, 05/06/98              750        750
                                     ----------
                                          6,759
                                     ----------
NORTH CAROLINA -- 0.9%
  Greensboro, Greensboro
   Coliseum Project,
   Series A, VRDN,
   COP (A) (B)
   3.700%, 04/07/98            1,200      1,200
                                     ----------
NORTH DAKOTA -- 0.2%
  Grand Forks, Aurora Project,
   Series A, RB (MBIA)
   3.800%, 06/15/98              215        215
                                     ----------
OHIO -- 3.4%
  Clermont County, Economic
   Development Authority,
   Eastmark Center Association
   Project, VRDN,
   RB (A) (B) (C)
   3.800%, 06/01/98              260        260


DESCRIPTION               PAR (000) VALUE (000)
-----------------------------------------------
  Cuyahoga County, Hospital
   Authority, Cleveland Clinic
   Project, Series A, VRDN,
   RB (A) (B)
   3.700%, 04/07/98          $ 3,600 $    3,600
  Lorain County,  Hospital
   Facilities, United
   Methodist Village Project,
   Series 1996-B, VRDN,
   RB (A) (B) (C)
   3.800%, 04/07/98              800        800
                                     ----------
                                          4,660
                                     ----------
PENNSYLVANIA -- 9.0%
  Allegheny County Industrial
   Development Authority,
   Longwood at Oakmont
   Project, Series D, VRDN,
   RB (A) (B) (C)
   3.900%, 04/01/98              600        600
  Bucks County Industrial
   Development Authority,
   Edgecomb Metals Project,
   VRDN, RB (A) (B) (C)
   3.450%, 04/02/98              100        100
  Chester County Health &
   Education Facilities
   Authority, Barclay Friends
   Project, Series A, VRDN,
   RB (A) (B) (C)
   3.700%, 04/01/98              900        900
  Dauphin County, General
   Authority Pooled Finance
   Project, VRDN,
   RB (AMBAC) (A) (B)
   3.750%, 04/07/98            1,000      1,000
  Norristown, TRAN
   4.050%, 12/31/98            1,000      1,000
  Pennsylvania State Higher
   Education Facilities
   Authority, Allegheny
   College Project, VRDN,
   RB (A) (B) (C)
   3.700%, 04/07/98            1,400      1,400


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              MARCH 31, 1998   9

STATEMENT OF NET ASSETS
(UNAUDITED)


TAX EXEMPT MONEY MARKET FUND
===============================================
DESCRIPTION               PAR (000) VALUE (000)
-----------------------------------------------
  Pennsylvania State, TAN
   4.500%, 06/30/98         $  4,000  $   4,008
  Pennsylvania State
   Municipal Authority,
   Pre-refunded @102 RB
   (FGIC) (D)
   7.800%, 04/01/98              385        393
  Philadelphia, Industrial
   Development Authority,
   Fox Chase Cancer Center
   Project, VRDN, RB (A) (B)
   3.750%, 04/01/98              700        700
  Philadelphia School District
   Authority, TRAN (C)
   4.500%, 06/30/98              750        751
  West Allegheny School
   District, GO (D)
   6.600%, 02/01/99            1,400      1,434
                                     ----------
                                         12,286
                                     ----------
SOUTH CAROLINA -- 0.4%
  South Carolina State, State
   Institution, Series B, GO
   7.000%, 04/01/98              500        500
                                     ----------
TENNESSEE -- 1.9%
  Hamilton County, Industrial
   Development Board,
   Tennessee Aquarium Project,
   VRDN, RB (BNY)
   (A) (B) (C)
   3.700%, 04/07/98            1,100      1,100
  Jefferson County, Economic
   Development Authority,
   Ball Corporation Project,
   VRDN, RB (A) (B) (C)
   3.950%, 04/07/98            1,000      1,000
  Nashville & Davidson
   Counties, Metro
   Government Water &
   Sewer, RB
   5.700%, 04/01/98              500        500
                                     ----------
                                          2,600
                                     ----------


DESCRIPTION               PAR (000) VALUE (000)
-----------------------------------------------
TEXAS -- 8.2%
  Bexar County, Detention
   Facilities, GO
   7.250%, 06/15/98          $   200  $     201
  Brazos River Authority,
   Series A, RB (D)
   8.250%, 05/01/98              500        512
  Harris County, Toll Road
   Project, Series G, VRDN,
   RB (A) (B)
   3.650%, 04/07/98            1,500      1,500
  Harris County, Toll Road
   Project, Series B, VRDN,
   RB (A) (B)
   3.650%, 04/07/98            2,875      2,875
  San Antonio, GO
   8.750%, 08/01/98              725        737
  San Antonio, River Channel
   Improvement Authority,
   RB (FSA)
   6.550%, 07/01/98              290        292
  Texas State, Series A, TRAN
   4.750%, 08/31/98            5,000      5,022
                                     ----------
                                         11,139
                                     ----------
UTAH -- 2.6%
  Salt Lake City, Revenue
   Authority Pooled Project,
   VRDN, GO (A) (B) (C)
   3.650%, 04/07/98            3,550      3,550
                                     ----------
VIRGINIA -- 0.7%
  Roanoke, Industrial
   Development Authority,
   Carilion Health Systems,
   Series A, VRDN, RB (A) (B)
   3.800%, 04/01/98              900        900
                                     ----------
WASHINGTON -- 1.0%
  Washington State,
   Series A, GO
   6.500%, 07/01/98              500        504


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

10   MARCH 31, 1998

TAX EXEMPT MONEY MARKET FUND
===============================================
DESCRIPTION               PAR (000) VALUE (000)
-----------------------------------------------
  Washington State,
   Non-profit Housing
   Revenue Authority,
   Panorama City Project,
   VRDN, RB (A) (B) (C)
   3.850%, 04/01/98           $  900 $      900
                                     ----------
                                          1,404
                                     ----------
WEST VIRGINIA -- 0.6%
  Wood County, Industrial
   Development, AGA Gas
   Project, VRDN,
   RB (A) (B) (C)
   3.500%, 04/07/98              800        800
                                     ----------
WISCONSIN -- 7.3%
  Clinton, Community School
   District, TRAN
   4.240%, 08/31/98              475        475
  Cudahy School District,
   TRAN
   4.190%, 09/29/98              500        500
  Fox Point and Bayside,
   Joint School District, BAN
   4.200%, 04/10/98              775        775
  Janesville, Water Utility
   Improvements, PN
   4.700%, 06/01/98            1,000      1,001
  Janesville, Water Utility
   Improvements, PN (FSA)
   4.800%, 06/01/98              380        381
  La Crosse, Series A,
   PN (FSA)
   5.250%, 12/01/98              455        460
  Menasha Joint School
   District, TRAN
   4.250%, 10/13/98            1,350      1,351
  Middletown, Cross Plains
   Area School District,
   GO (FGIC)
   4.875%, 04/01/98              315        315








DESCRIPTION               PAR (000) VALUE (000)
-----------------------------------------------
  Oregon School District,
   TRAN
   4.220%, 09/16/98           $1,000 $    1,001
  Ozaukee County, PN
   4.250%, 09/01/98            1,690      1,694
  Wisconsin State Health &
   Elderly Facilities Authority,
   Cedar Crest Project,
   VRDN, RB (A) (B) (C)
   3.750%, 04/07/98            1,000      1,000
  Wisconsin State Health
   Facilities Authority,
   Alverno College Project,
   VRDN, RB (A) (B) (C)
   3.950%, 04/01/98              900        900
                                     ----------
                                          9,853
                                     ----------
WYOMING -- 0.4%
  Cheyenne County, Economic
   Development Authority,
   Holiday Inn Project,
   VRDN, RB (A) (B) (C)
   3.900%, 04/01/98              250        250
  University of Wyoming,
   RB (MBIA)
   4.000%, 06/01/98              265        265
                                     ----------
                                            515
                                     ----------
TOTAL MUNICIPAL BONDS
   (Cost $134,667)                      134,667
                                     ----------
TOTAL INVESTMENTS -- 99.2%
   (Cost $134,667)                      134,667
                                     ----------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.8%                            1,139
                                     ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             MARCH 31, 1998   11

STATEMENT OF NET ASSETS
(UNAUDITED)


TAX EXEMPT MONEY MARKET FUND
===============================================
DESCRIPTION                         VALUE (000)
-----------------------------------------------
NET ASSETS:
FUND SHARES
   (unlimited authorization --
   no par value) based on
   135,806,261 outstanding shares
   of beneficial interest              $135,806
                                       --------
TOTAL NET ASSETS -- 100.0%             $135,806
                                       ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE             $1.00
                                       ========

--------------------------------------------------------------------------------
(A) VARIABLE RATE INSTRUMENT. THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MARCH 31, 1998.
(B) PUT AND DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY. THE DATE SHOWN IS THE EARLIER OF THE PUT DATE OR THE MATURITY DATE.
(C) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT OR OTHER CREDIT SUPPORT.
(D) PRE-REFUNDED SECURITY--THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
BAN--BOND ANTICIPATION NOTE
COP--CERTIFICATE OF PARTICIPATION
GO--GENERAL OBLIGATION
PN--PROMISSORY NOTE
RAN--REVENUE ANTICIPATION NOTE
RB--REVENUE BOND
TAN--TAX ANTICIPATION NOTE
TAW--TAX ANTICIPATION WARRANT
TECP--TAX EXEMPT COMMERCIAL PAPER
TRAN--TAX AND REVENUE ANTICIPATION NOTE
VRDN--VARIABLE RATE DEMAND NOTE
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
BNY--BANK OF NEW YORK
CS--CREDIT SUISSE
FGIC--FEDERAL GUARANTY INSURANCE COMPANY
FSA--FINANCIAL SECURITY ASSURANCE
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION


GOVERNMENT SECURITIES FUND
===============================================
DESCRIPTION               PAR (000) VALUE (000)
-----------------------------------------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 9.3%
  Farmer MAC
   7.560%, 05/28/02          $   500 $      531
  FFCB
   8.650%, 10/01/99              255        265
  FHLB
   5.370%, 11/03/00              500        494
   7.500%, 08/10/04              500        542
  FHLMC
   6.300%, 03/15/03              135        135
   6.280%, 07/15/03              250        250
   7.930%, 01/20/05              250        277
  FICO STRIPS
   0.000%, 10/05/05              180        115
   0.000%, 12/27/05              334        211
   0.000%, 10/06/06              500        300
   0.000%, 11/11/06            1,000        597
   0.000%, 12/27/06              500        296
  FNMA
   9.150%, 04/10/98            1,175      1,176
   9.550%, 03/10/99              255        264
   5.875%, 02/02/06            5,000      4,961
  SBA Ser 1988-10-C
   9.350%, 07/01/98                3          4
  TVA
   6.250%, 08/01/99              400        401
   8.375%, 10/01/99            3,000      3,101
                                     ----------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $13,765)                        13,920
                                     ----------

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 36.9%
  FHLMC
   7.000%, 04/01/00                7          7
   9.000%, 11/01/05              623        652
   9.000%, 05/01/06              831        869
   7.250%, 05/01/07               34         35
   9.000%, 08/01/09              632        656
   9.000%, 12/01/09              955      1,016
   9.500%, 04/01/16                4          5
   6.500%, 11/15/22            5,200      5,164


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

12   MARCH 31, 1998

GOVERNMENT SECURITIES FUND
===============================================
DESCRIPTION               PAR (000) VALUE (000)
-----------------------------------------------
  FHLMC CMO
   7.500%, 11/15/01           $3,932 $    4,002
   6.700%, 05/15/05            1,925      1,938
   7.000%, 09/15/07            3,425      3,430
   6.500%, 04/15/08            4,850      4,865
   7.750%, 01/15/20              223        223
  FNMA
   7.000%, 08/01/02              157        160
   6.500%, 04/01/04               56         56
   8.000%, 05/25/05              100        105
   6.250%, 02/25/07              150        150
   7.000%, 09/01/07            2,739      2,786
   6.250%, 01/25/09            1,000      1,003
   6.550%, 12/25/21              150        151
  FNMA REMIC
   7.350%, 06/25/07            2,000      2,016
   6.250%, 10/25/22               42         43
  GNMA
   9.000%, 07/15/02                8          9
   6.500%, 07/15/08            1,100      1,108
   6.500%, 03/15/09              105        106
   6.500%, 05/15/09            2,600      2,619
   9.000%, 06/15/16               13         14
   9.000%, 07/15/16              298        406
   9.000%, 09/15/16              255        273
   9.000%, 10/15/16               82         88
   9.000%, 11/15/16              215        230
   9.000%, 02/15/17               23         25
   9.500%, 08/15/17              394        428
  10.000%, 04/15/19              158        173
  10.000%, 05/15/19               33         37
  10.000%, 06/15/19                5          6
   9.500%, 12/15/19              351        381
   7.500%, 06/15/23            3,701      3,796
   7.000%, 03/15/24            1,999      2,019
   7.000%, 04/15/24            2,871      2,900
   8.500%, 10/15/24              995      1,051
   7.500%, 06/15/25              204        210
   8.000%, 06/15/25              182        189
   8.000%, 07/15/25            1,859      1,925
   7.000%, 01/15/26            4,556      4,601
   7.500%, 03/15/26              141        145
   8.000%, 08/15/26              211        219
   7.500%, 03/15/27            2,702      2,773
                                     ----------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
   OBLIGATIONS
   (Cost $54,322)                        55,063
                                     ----------


DESCRIPTION              PAR (000) VALUE (000)
-----------------------------------------------

U.S. TREASURY OBLIGATIONS -- 43.7%
  U.S. Treasury Bonds
   6.125%, 05/15/98          $   200 $      200
   5.625%, 02/15/06           12,500     12,393
   9.375%, 02/15/06            1,000      1,227
   7.125%, 02/15/23            2,500      2,852
  U.S. Treasury Notes
   5.125%, 04/30/98            1,800      1,800
   9.000%, 05/15/98            1,550      1,557
   5.125%, 06/30/98            2,650      2,649
   8.250%, 07/15/98              100        101
   9.250%, 08/15/98            2,500      2,534
   8.875%, 11/15/98               50         51
   5.625%, 11/30/98            3,000      3,003
   6.375%, 01/15/99            1,500      1,510
   8.000%, 08/15/99              100        103
   7.125%, 09/30/99            3,000      3,064
   6.000%, 10/15/99            1,500      1,508
   7.875%, 11/15/99            1,400      1,449
   6.375%, 01/15/00              150        152
   8.500%, 02/15/00            2,850      2,994
   5.500%, 04/15/00              650        649
   6.000%, 08/15/00            7,500      7,550
   8.750%, 08/15/00            2,775      2,964
   6.375%, 08/15/02            5,425      5,565
   6.250%, 02/15/03              150        154
   5.750%, 08/15/03            2,150      2,155
   5.875%, 02/15/04            1,500      1,515
   6.500%, 08/15/05            3,000      3,133
   5.500%, 02/15/08            2,500      2,468
                                     ----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $64,442)                        65,300
                                     ----------

CORPORATE OBLIGATION -- 1.3%
  CPD Barge
   6.120%, 02/15/23            1,935      1,887
                                     ----------
TOTAL CORPORATE OBLIGATION
   (Cost $1,935)                          1,887
                                     ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              MARCH 31, 1998  13

STATEMENT OF NET ASSETS/SCHEDULE OF INVESTMENTS
(UNAUDITED)


GOVERNMENT SECURITIES FUND
===============================================
DESCRIPTION               PAR (000) VALUE (000)
-----------------------------------------------
CASH EQUIVALENTS -- 4.7%
  SEI Liquid Asset Trust
   Government Portfolio      $ 3,895   $  3,895
  SEI Liquid Asset Trust
   Treasury Portfolio          3,144      3,144
                                       --------
TOTAL CASH EQUIVALENTS
   (Cost $7,039)                          7,039
                                       --------

REPURCHASE AGREEMENT -- 3.7%
  UBS SECURITIES
   5.920%, dated 03/31/98, matures
   04/01/98, repurchase price
   $5,594,414 (collateralized by
   a FNMA Obligation, total
   market value:
   $5,705,772) (1)             5,593      5,593
                                       --------
TOTAL REPURCHASE AGREEMENT
   (Cost $5,593)                          5,593
                                       --------
TOTAL INVESTMENTS -- 99.6%
   (Cost $147,096)                      148,802
                                       --------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.4%                              991
                                       --------

NET ASSETS:
FUND SHARES OF CLASS A
   (unlimited authorization --
   no par value) based on
   14,797,002 outstanding
   shares of beneficial interest        147,756
FUND SHARES OF CLASS B (unlimited
   authorization -- no
   par value) based on
   113,389 outstanding shares
   of beneficial interest                 1,122
Accumulated net realized loss
   on investments                          (790)
Net unrealized appreciation
   on investments                         1,706
Distributions in excess of net
   investment income                         (1)
                                       --------
TOTAL NET ASSETS -- 100.0%             $149,793
                                       ========


DESCRIPTION                         VALUE (000)
-----------------------------------------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A            $10.05
                                       ========
MAXIMUM OFFERING PRICE
   PER SHARE -- CLASS A
   ($10.05 / 96.50%)                     $10.41
                                       ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B (2)        $10.10
                                       ========

--------------------------------------------------------------------------------
CMO--COLLATERALIZED MORTGAGE OBLIGATION FARMER
FARMER MAC--FEDERAL AGRICULTURAL MORTGAGE CORPORATION
FFCB--FEDERAL FARM CREDIT BANK
FHLB--FEDERAL HOME LOAN BANK
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
FICO--FINANCING CORPORATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA--GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SBA--SMALL BUSINESS ADMINISTRATION
SER--SERIES
STRIPS--SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES
TVA--TENNESSEE VALLEY AUTHORITY
(1) TRI-PARTY REPURCHASE AGREEMENT
(2) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

14   MARCH 31, 1998

STRATEGIC INCOME BOND FUND
==========================================
DESCRIPTION          PAR (000) VALUE (000)
------------------------------------------
CORPORATE OBLIGATIONS -- 64.8%
  Aetna Services
   7.625%, 08/15/26        $250  $     269
  AT&T
   8.625%, 12/01/31         250        275
  Bankers Trust NY
   7.250%, 10/15/11         250        259
  Brunswick
   7.375%, 09/01/23         400        419
  Canadian Pacific Limited
   9.450%, 08/01/21         280        361
  Coca-Cola Enterprises
   7.125%, 08/01/17         500        522
   6.950%, 11/15/26         400        407
  Commonwealth Edison
   8.375%, 09/15/22         300        320
  Eastman Chemical
   7.600%, 02/01/27         250        267
  Florida Power
   8.000%, 12/01/22         500        530
  Ford Motor Credit
   6.250%, 12/08/05         250        247
  GTE
   7.900%, 02/01/27         400        419
  IBM
   7.000%, 10/30/25         650        674
  Ingersoll-Rand
   7.200%, 06/01/25         300        312
  Lehman Brothers
   8.500%, 08/01/15         295        340
  Loew's
   7.625%, 06/01/23         300        311
  Loral
   7.000%, 09/15/23         400        405
  MCI Communications
   8.250%, 01/20/23         400        428
  Merrill Lynch
   5.580%, 05/12/98         600        596
  Minnesota Power & Light
   7.500%, 08/01/07         200        209
  NationsBank
   7.800%, 09/15/16         500        554
  Pacificorp, Ser F
   7.240%, 08/16/23         250        257
  Philip Morris
   7.200%, 02/01/07         250        257


DESCRIPTION          PAR (000) VALUE (000)
------------------------------------------
  Sunamerica
   8.125%, 04/28/23        $419    $   470
  Texas Utilities
   7.875%, 03/01/23         250        259
  Torchmark
   7.875%, 05/15/23         400        428
  United Telephone Florida
   8.375%, 01/15/25         270        320
  U.S. West Capital Funding
   7.300%, 01/15/07         250        264
  Weyerhaeuser
   7.500%, 03/01/13         500        541
                                   -------
TOTAL CORPORATE OBLIGATIONS
   (Cost $10,490)                   10,920
                                   -------

U.S. GOVERNMENT MORTGAGE-BACKED
  OBLIGATIONS -- 26.3%
  FHLMC
   7.500%, 02/01/27         858        881
   7.000%, 02/01/28         349        354
  FNMA
   7.500%, 10/01/26         435        446
   7.500%, 02/01/27         445        457
   7.000%, 02/01/28         445        450
  GNMA
   7.500%, 02/15/27         456        468
   7.750%, 02/15/27         460        474
   8.000%, 03/20/27         428        442
   7.000%, 11/15/27         445        449
                                   -------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
   OBLIGATIONS
   (Cost $4,365)                     4,421
                                   -------

CASH EQUIVALENT -- 0.5%
  SEI Liquid Asset Trust
   Government Portfolio      85         85
                                   -------
TOTAL CASH EQUIVALENT
   (Cost $85)                           85
                                   -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             MARCH 31, 1998   15

SCHEDULE OF INVESTMENTS/STATEMENT OF NET ASSETS
(UNAUDITED)


STRATEGIC INCOME BOND FUND
==========================================
DESCRIPTION          PAR (000) VALUE (000)
------------------------------------------
REPURCHASE AGREEMENT -- 2.6%
  UBS SECURITIES
   5.920%, dated 03/31/98,
   matures 04/01/98, repurchase
   price $436,467
   (collateralized by
   FNMA Obligation, total
   market value:
   $446,453) (1)           $436    $   436
                                   -------
TOTAL REPURCHASE AGREEMENT
   (Cost $436)                         436
                                   -------
TOTAL INVESTMENTS -- 94.2%
   (Cost $15,376)                   15,862
                                   =======

-----------------------------------------------
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
SER--SERIES
(1) TRI-PARTY REPURCHASE AGREEMENT


LOUISIANA TAX-FREE INCOME FUND
==========================================
DESCRIPTION          PAR (000) VALUE (000)
------------------------------------------
MUNICIPAL BONDS -- 89.8%
LOUISIANA -- 89.8%
  Alexandria, Utilities,
   RB (FGIC)
   5.250%, 05/01/11        $100    $   103
  Alexandria, Utilities,
   Series B, RB
   4.650%, 05/01/04         150        153
  Ascension Parish School
   District, GO (AMBAC)
   4.900%, 03/01/09         150        152
  Baton Rouge, Sales & Use
   Tax, RB (FSA)
   6.000%, 08/01/08         200        214
  Bossier City, Utilities,
   RB (FGIC)
   4.800%, 10/01/05         500        513
  Caddo Parish, GO (MBIA)
   5.000%, 02/01/05         350        363
  East Baton Rouge Parish,
   Sales & Use Tax, RB (FGIC)
   4.800%, 02/01/06         650        665
  East Baton Rouge Parish,
   Sales & Use Tax, Series A,
   RB (FGIC)
   4.800%, 02/01/09         340        343
  East Baton Rouge Parish,
   Sales & Use Tax, RB (FGIC)
   5.900%, 02/01/16         500        533
  East Baton Rouge, Mortgage
   Financing Authority,
   Series B, RB
   4.350%, 10/01/00          75         76
   5.300%, 10/01/14          85         85
  Ernest N. Morial Exhibition
   Hall, Special Tax,
   RB (MBIA)
   4.700%, 07/15/05         115        117
   4.900%, 07/15/07         515        531
  Gretna, Sales Tax,
   RB (AMBAC)
   5.200%, 06/01/06         225        231
  Iberville School District,
   GO (FSA)
   5.750%, 10/01/03         250        268


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

16   MARCH 31, 1998

LOUISIANA TAX-FREE INCOME FUND
==========================================
DESCRIPTION          PAR (000) VALUE (000)
------------------------------------------
  Jefferson Parish, Ad Valorem
   Property Tax, Series A,
   GO (FGIC)
   5.250%, 09/01/05      $  250    $   263
  Jefferson Parish, Hospital
   Services, RB (FGIC)
   5.100%, 01/01/05         300        311
   5.300%, 01/01/07         100        105
  Jefferson Parish, Sales &
   Use Tax, RB (AMBAC)
   5.000%, 02/01/08         130        134
   5.000%, 02/01/13         700        699
  Jefferson Parish, Sales &
   Use Tax, RB (MBIA)
   6.250%, 02/01/08         300        326
  Kenner, Sales Tax, RB (FGIC)
   5.750%, 06/01/06         100        107
  Lafayette Parish, Sales Tax,
   RB (FSA)
   4.875%, 04/01/04         575        592
  Lafayette Parish, Sales Tax,
   RB (FGIC) (A)
   6.000%, 04/01/08       1,250      1,394
  Lafayette, Public
   Improvements, Sales Tax,
   RB (FGIC)
   4.625%, 05/01/05         300        304
  Lafayette, Public Power
   Authority, RB (AMBAC)
   5.000%, 11/01/06         250        258
   5.300%, 11/01/07         510        529
   5.250%, 11/01/09         250        259
  Lafayette, Utilities,
   RB (AMBAC)
   4.100%, 11/01/99         275        276
   4.700%, 11/01/04         125        128
  Lafayette, Public
   Improvements, Sales Tax,
   RB (FGIC)
   5.500%, 03/01/07         200        212
  Lafayette, Public
   Improvements, Series A,
   RB (FGIC)
   4.900%, 03/01/03         505        519


DESCRIPTION          PAR (000) VALUE (000)
------------------------------------------
  Lafourche Parish, School
   Improvements, GO (FSA)
   5.000%, 02/01/16      $  900    $   891
  Louisiana State Housing
   Finance Agency, Single
   Family Mortgages,
   Series B, RB
   6.000%, 06/01/15         820        860
  Louisiana State Public
   Facilities Authority,
   Department of Public
   Safety, RB (AMBAC)
   4.900%, 08/01/04         500        514
   5.000%, 08/01/05         400        413
  Louisiana State Public
   Facilities Authority,
   Series A-1, RB (AMBAC)
   5.000%, 12/01/15       1,500      1,525
  Louisiana State Energy &
   Power Authority,
   RB (FGIC)
   6.000%, 01/01/13         500        521
  Louisiana State,
   Miscellaneous Taxes
   Refunding Bonds,
   Series A, RB
   5.700%, 08/01/08         500        547
  Louisiana State, Mississippi
   River Bridge
   Authority, RB
   6.625%, 11/01/06       1,130      1,258
  Louisiana State Public
   Facilities Authority,
   Jefferson Parish, Eastbank
   Project, RB (FGIC)
   4.850%, 08/01/06         250        257
  Louisiana State Public
   Facilities Authority,
   Loyola University
   Project, RB (MBIA)
   4.900%, 10/01/05       1,000      1,032
  Louisiana State Public
   Facilities Authority, Our
   Lady of Lake Regional
   Center, RB (MBIA)
   5.900%, 12/01/06         390        414


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             MARCH 31, 1998   17

STATEMENT OF NET ASSETS
(UNAUDITED)


LOUISIANA TAX-FREE INCOME FUND
==========================================
DESCRIPTION          PAR (000) VALUE (000)
------------------------------------------
  Louisiana State Public
   Facilities Authority,
   Series A, RB (FSA)
   5.100%, 03/01/01       $ 250    $   257
  Louisiana State Public
   Facilities Authority, Alton
   Ochsner Medical
   Foundation Project,
   Series A, RB (MBIA)
   6.000%, 05/15/01         100        106
  Louisiana State Public
   Facilities Authority, Alton
   Ochsner Medical
   Foundation Project,
   Series PJ-B, RB (MBIA)
   6.000%, 05/15/17         100        105
  Louisiana State Public
   Facilities Authority,
   Special Insurance
   Assessment, RB
   4.400%, 10/01/00         120        121
  Louisiana State, Refunding
   Bonds, Ad Valorem
   Property Tax, GO (MBIA)
   6.250%, 08/01/99         250        257
  Louisiana State, Refunding
   Bonds, GO (MBIA)
   5.375%, 08/01/05         400        424
  Louisiana State, Refunding
   Bonds, Series A,
   GO (MBIA)
   5.100%, 08/01/01         250        258
   5.300%, 08/01/04         250        263
  Louisiana State University,
   Agricultural & Mechanical
   College Project, RB (FGIC)
   5.400%, 07/01/05         150        159
  Louisiana State University,
   Agricultural & Mechanical
   College Project, RB (MBIA)
   6.000%, 07/01/07         580        645
  Louisiana State University,
   Agricultural & Mechanical
   College Project, RB (FGIC)
   5.500%, 07/01/06         250        267
   5.750%, 07/01/14         500        524


DESCRIPTION          PAR (000) VALUE (000)
------------------------------------------
  Louisiana State, Unlimited
   Tax, GO (FGIC)
   5.125%, 04/15/08      $1,000    $ 1,043
  Louisiana State, Unlimited
   Tax, GO (MBIA)
   5.600%, 08/01/07         250        270
  Louisiana State,
   Unlimited Tax, Series A,
   GO (AMBAC)
   6.000%, 05/01/07       1,000      1,097
  Louisiana State, Unlimited
   Tax, Series A, GO (FGIC)
   5.500%, 04/15/02       1,750      1,836
  Louisiana State, Unlimited
   Tax, Series A, GO (MBIA)
   6.000%, 05/15/99         950        974
  Louisiana State, Unlimited
   Tax, GO (MBIA)
   5.600%, 08/01/08         250        272
  Louisiana State, GO (FGIC)
   6.000%, 08/01/04       1,000      1,092
  Louisiana State, Series A,
   GO (MBIA)
   5.500%, 05/15/05         500        533
   5.600%, 05/15/07         750        810
   5.700%, 05/15/08         250        270
  Mandeville, Water Utility
   Improvements, Ad
   Valorem Property Tax, RB
   5.150%, 02/01/10         100        102
  Monroe, Special School
   District, GO (FGIC)
   5.350%, 03/01/09         500        521
  Natchitoches Parish School
   District #7, GO (FSA)
   4.900%, 03/01/07         190        194
  New Orleans, Home
   Mortgages, Special
   Obligation, RB
   6.250%, 01/15/11         500        562
  New Orleans, GO (FGIC)
   5.850%, 11/01/09         350        374
  New Orleans, Sewer
   Service, RB (FGIC)
   6.250%, 06/01/07       1,215      1,374
   5.250%, 06/01/11       1,000      1,035


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

18   MARCH 31, 1998

LOUISIANA TAX-FREE INCOME FUND
==========================================
DESCRIPTION          PAR (000) VALUE (000)
------------------------------------------
  Orleans Parish School
   Board, GO (FGIC)
   5.300%, 09/01/10      $  250    $   259
  Orleans Parish School
   Board, Public School
   Capital Refinancing,
   RB (MBIA)
       5.000%, 12/01/05     250        260
   6.000%, 06/01/09         555        621
  Saint Bernard Parish,
   School Board Refunding,
   GO (MBIA)
       4.550%, 05/01/06     200        201
   4.600%, 05/01/07         200        201
   4.700%, 05/01/08         200        202
   4.800%, 05/01/09         200        201
   4.900%, 05/01/10         200        202
  Saint Charles Parish,
   Sales Tax, Series St-96,
   RB (MBIA)
   5.000%, 12/01/06         500        520
  Saint James Parish,
   Ad Valorem Property
   Tax, GO
   4.800%, 03/01/05          85         87
   5.200%, 03/01/08          75         77
  Saint Landry Parish School
   District #1, GO (FSA)
   4.350%, 05/01/05       1,750      1,746
  Saint Tammany Parish,
   Sales & Use Tax,
   RB (FGIC)
       5.750%, 04/01/03     250        267
   5.750%, 04/01/06         250        266
  Saint Tammany Parish
   School District #12,
   GO (FGIC)
   6.500%, 03/01/05         200        213
  Shreveport, Public
   Improvements, Ad
   Valorem Property Tax, RB
   4.750%, 12/01/09         200        200
  Shreveport, Unlimited Tax,
   GO (AMBAC)
   5.150%, 02/01/09         265        273


DESCRIPTION          PAR (000) VALUE (000)
------------------------------------------
  Slidell, GO (AMBAC)
   4.900%, 03/01/09      $  200    $   203
   5.000%, 03/01/13         400        399
  Slidell, Public
   Improvements, Sales
   & Use Tax, Series B, RB
       5.200%, 10/01/05     100        105
   5.400%, 10/01/07         200        210
                                   -------
                                    41,453
                                   -------
TOTAL MUNICIPAL BONDS
   (Cost $40,096)                   41,453
                                   -------

CASH EQUIVALENTS -- 8.9%
  SEI Tax Exempt Trust
   Institutional Trust Tax-
   Free Portfolio         2,142      2,142
  SEI Tax Exempt Trust Tax-
   Free Portfolio         1,946      1,946
                                   -------
TOTAL CASH EQUIVALENTS
   (Cost $4,088)                     4,088
                                   -------

REPURCHASE AGREEMENT -- 5.8%
  UBS SECURITIES
   5.920%, dated 03/31/98,
   matures 04/01/98, repurchase
   price $2,664,886
   (collateralized by FNMA
   Obligation, total
   market value:
   $2,719,769) (1)        2,664      2,664
                                   -------
TOTAL REPURCHASE AGREEMENT
   (Cost $2,664)                     2,664
                                   -------
TOTAL INVESTMENTS -- 104.5%
   (Cost $46,848)                   48,205
                                   -------
OTHER ASSETS AND LIABILITIES,
   NET -- (4.5%)                    (2,068)
                                   -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MARCH 31, 1998   19

STATEMENT OF NET ASSETS
(UNAUDITED)


LOUISIANA TAX-FREE INCOME FUND
==========================================
DESCRIPTION                    VALUE (000)
------------------------------------------
NET ASSETS:
FUND SHARES OF CLASS A
   (unlimited authorization --
   no par value) based on
   4,320,893 outstanding shares
   of beneficial interest          $42,770
FUND SHARES OF CLASS B
   (unlimited authorization --
   no par value) based on
   204,208 outstanding shares
   of beneficial interest            2,064
Accumulated net realized loss
   on investments                      (54)
Net unrealized appreciation
   on investments                    1,357
                                   -------
TOTAL NET ASSETS -- 100.0%         $46,137
                                   =======
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A       $10.20
                                   =======
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A
   ($10.20 / 96.50%)                $10.57
                                   =======
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B (2)   $10.20
                                   =======

--------------------------------------------------------------------------------
(A) WHEN-ISSUED SECURITY
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GO--GENERAL OBLIGATION
RB--REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
FGIC--FINANCIAL GUARANTY INSURANCE COMPANY
FSA--FINANCIAL SECURITY ASSURANCE
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
(1) TRI-PARTY REPURCHASE AGREEMENT
(2) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


BALANCED FUND
==========================================
DESCRIPTION             SHARES VALUE (000)
------------------------------------------
COMMON STOCKS -- 53.0%
AEROSPACE & DEFENSE -- 1.5%
  Sci Systems*           32,400    $ 1,154
  Thiokol                23,560      1,138
                                   -------
                                     2,292
                                   -------
AIR TRANSPORTATION -- 0.7%
  British Airways,
   PLC, ADR               9,200        957
                                   -------
APPAREL/TEXTILES -- 1.0%
  Tommy Hilfiger*        10,000        601
  VF                     15,800        830
                                   -------
                                     1,431
                                   -------
AUTOMOTIVE -- 2.4%
  Chrysler               26,500      1,101
  Ford Motor             26,350      1,708
  TRW                    13,600        750
                                   -------
                                     3,559
                                   -------
BANKS -- 1.7%
  First Union            21,400      1,214
  J.P. Morgan             9,900      1,330
                                   -------
                                     2,544
                                   -------
BEAUTY PRODUCTS -- 0.8%
  Avon Products          14,420      1,125
                                   -------
BUILDING & CONSTRUCTION -- 1.4%
  Fluor                  23,720      1,180
  Lennar                 25,600        882
                                   -------
                                     2,062
                                   -------
CHEMICALS -- 2.9%
  Dow Chemical            7,000        681
  E.I. du Pont
   de Nemours            18,140      1,234
  Lubrizol               22,800        878
  Vulcan Materials       13,950      1,528
                                   -------
                                     4,321
                                   -------
COMPUTERS & SERVICES -- 2.4%
  Compaq Computer        35,000        906
  Computer Associates
   International         20,700      1,195
  Quantum*               27,360        583
  Tektronix              21,370        954
                                   -------
                                     3,638
                                   -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

20   MARCH 31, 1998

BALANCED FUND
==========================================
DESCRIPTION             SHARES VALUE (000)
------------------------------------------
CONCRETE & MINERAL PRODUCTS -- 0.7%
  Armstrong World
   Industries            12,470    $ 1,079
                                   -------
CONSUMER PRODUCTS -- 0.5%
  International Game
   Technology            21,000        525
  Nine West Group*       11,000        271
                                   -------
                                       796
                                   -------
DRUGS -- 1.7%
  Merck                   9,830      1,262
  Schering Plough        16,400      1,340
                                   -------
                                     2,602
                                   -------
ELECTRICAL SERVICES -- 4.5%
  Consolidated Edison    29,100      1,360
  Duke Power             13,600        810
  GPU                    27,500      1,217
  New England Electric
   Systems               19,300        882
  OGE Energy             15,400        891
  Pacific Enterprises    19,600        800
  Southern               27,100        750
                                   -------
                                     6,710
                                   -------
FINANCIAL SERVICES -- 2.6%
  Countrywide Credit
   Industries            20,540      1,092
  Greenpoint Financial   34,800      1,251
  Slm Holding            37,100      1,618
                                   -------
                                     3,961
                                   -------
FOOD, BEVERAGE & TOBACCO -- 1.8%
  IBP                    28,400        637
  Philip Morris          20,100        838
  Quaker Oats            20,660      1,183
                                   -------
                                     2,658
                                   -------
GAS/NATURAL GAS -- 0.7%
  Nicor                  26,150      1,105
                                   -------
HOUSEHOLD PRODUCTS -- 1.0%
  Maytag                 30,000      1,434
                                   -------


DESCRIPTION             SHARES VALUE (000)
------------------------------------------
INSURANCE -- 2.8%
  Allstate               10,680    $   982
  AMBAC                  34,600      2,022
  Conseco                21,840      1,237
                                   -------
                                     4,241
                                   -------
LEISURE -- 0.3%
  Callaway Golf          16,000        464
                                   -------
LUMBER & WOOD PRODUCTS -- 0.7%
  Plum Creek Timber      32,000      1,056
                                   -------
MACHINERY -- 3.8%
  Applied Materials*     17,000        600
  Caterpillar            20,400      1,123
  Crane                  19,500      1,033
  Cummins Engine         14,000        772
  Deere                  13,800        855
  Parker Hannifin        25,275      1,295
                                   -------
                                     5,678
                                   -------
MEDICAL PRODUCTS & SERVICES -- 0.7%
  Lincare Holdings*      15,700      1,109
                                   -------
MISCELLANEOUS MANUFACTURING -- 1.3%
  Trinity Industries     20,750      1,139
  Wolverine Tube*        20,800        835
                                   -------
                                     1,974
                                   -------
PETROLEUM & FUEL PRODUCTS -- 3.5%
  Ensco International    31,480        874
  Noble Drilling*        36,000      1,100
  Phillips Petroleum     18,200        909
  Union Texas Petroleum  50,000      1,106
  USX-Marathon Group     33,000      1,242
                                   -------
                                     5,231
                                   -------
PETROLEUM REFINING -- 1.3%
  British Petroleum  ADR 11,960      1,029
  Mobil                  12,000        919
                                   -------
                                     1,948
                                   -------
PROFESSIONAL SERVICES -- 0.6%
  Tech Data*             23,000        885
                                   -------
RAILROADS -- 0.0%
  Illinois Central          466         18
                                   -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             MARCH 31, 1998   21

STATEMENT OF NET ASSETS
(UNAUDITED)


BALANCED FUND
==========================================
DESCRIPTION   SHARES/PAR (000) VALUE (000)
------------------------------------------
RETAIL -- 3.6%
  Dayton Hudson          16,010    $ 1,409
  Lone Star Steakhouse
   & Saloon*             20,000        454
  Ross Stores            34,260      1,512
  TJX                    40,400      1,828
                                   -------
                                     5,203
                                   -------
RUBBER & PLASTICS -- 0.7%
  Premark International  33,210      1,100
                                   -------
SEMI-CONDUCTORS/INSTRUMENTS -- 0.6%
  Novellus Systems*      21,890        947
                                   -------
STEEL & STEEL WORKS -- 1.5%
  Texas Industries       19,030      1,100
  USX-U.S. Steel Group   28,530      1,077
                                   -------
                                     2,177
                                   -------
TELEPHONES & TELECOMMUNICATION -- 2.6%
  Ameritech              25,400      1,256
  Century Telephone
   Enterprises           25,750      1,574
  SBC Communications     21,600        942
                                   -------
                                     3,772
                                   -------
TRUCKING -- 0.7%
  Werner Enterprises     41,550      1,060
                                   -------
TOTAL COMMON STOCKS
   (Cost $54,402)                   79,137
                                   -------

U.S. GOVERNMENT AGENCY
  OBLIGATION -- 3.3%
  FNMA
   5.875%, 02/02/06     $ 5,000      4,961
                                   -------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATION
   (Cost $4,891)                     4,961
                                   -------


DESCRIPTION          PAR (000) VALUE (000)
------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
  OBLIGATIONS -- 13.8%
  FHLMC
   7.000%, 04/01/00     $     2    $     2
   9.000%, 05/01/06          68         71
   9.000%, 08/01/09         329        341
   6.500%, 11/15/22       1,486      1,476
  FHLMC REMIC
   7.150%, 01/15/23       2,000      2,041
  FNMA
   7.000%, 09/01/07       1,060      1,079
  FNMA CMO
   7.000%, 01/25/03       1,790      1,790
  GNMA
   7.500%, 08/15/07         340        352
   6.500%, 07/15/08         550        554
   7.000%, 07/15/08         387        396
   6.500%, 03/15/09       1,352      1,362
  13.500%, 05/15/11          15         19
  12.500%, 10/15/13           2          3
  12.000%, 03/15/14          17         21
  13.500%, 09/15/14          12         15
   9.000%, 12/15/16          65         70
  10.000%, 07/15/18          95        105
  10.000%, 03/15/19          81         89
   7.000%, 04/15/24       1,089      1,100
   7.500%, 06/15/25       1,604      1,645
   7.000%, 02/15/26       6,757      6,823
   7.500%, 05/15/26         656        674
   8.000%, 05/15/26         529        549
                                   -------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
   OBLIGATIONS
   (Cost $20,352)                   20,577
                                   -------
U.S. TREASURY OBLIGATIONS -- 25.3%
  U.S. Treasury Bonds
   5.625%, 02/15/06       3,000      2,974
   7.125%, 02/15/23       1,000      1,141
  U.S. Treasury Notes
   6.500%, 08/15/05       1,500      1,567
   9.000%, 05/15/98       2,000      2,009
   9.250%, 08/15/98       2,000      2,027

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

22   MARCH 31, 1998

BALANCED FUND
==========================================
DESCRIPTION          PAR (000) VALUE (000)
------------------------------------------
   6.375%, 01/15/99      $1,000   $  1,006
   7.000%, 04/15/99       3,000      3,043
   6.375%, 07/15/99       1,500      1,514
   8.000%, 08/15/99       2,000      2,062
   8.500%, 02/15/00         500        525
   6.250%, 10/31/01       2,000      2,036
   6.250%, 08/31/02       2,000      2,042
   6.250%, 02/15/03       4,000      4,095
   5.750%, 08/15/03       1,500      1,504
   5.875%, 11/15/05       5,000      5,038
   6.250%, 02/15/07       2,000      2,067
   6.125%, 08/15/07       3,000      3,083
                                  --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $37,272)                   37,733
                                  --------

CASH EQUIVALENTS -- 4.1%
  SEI Liquid Asset Trust
   Government Portfolio   3,047      3,047
  SEI Liquid Asset Trust
   Treasury Portfolio     3,104      3,104
                                  --------
TOTAL CASH EQUIVALENTS
   (Cost $6,151)                     6,151
                                  --------

REPURCHASE AGREEMENT -- 1.1%
  UBS SECURITIES
   5.920%, dated 03/31/98, matures
   04/01/98, repurchase price
   $1,681,676 (collateralized by
   U.S. Treasury Obligation,
   total market value:
   $1,712,129) (1)        1,681      1,681
                                  --------
TOTAL REPURCHASE AGREEMENT
   (Cost $1,681)                     1,681
                                  --------
TOTAL INVESTMENTS -- 100.6%
   (Cost $124,749)                 150,240
                                  --------
OTHER ASSETS AND LIABILITIES,
   NET -- (0.6%)                      (894)
                                  --------


DESCRIPTION                    VALUE (000)
------------------------------------------
NET ASSETS:
FUND SHARES OF CLASS A
   (unlimited authorization --
   no par value) based on
   11,098,034 outstanding shares
   of beneficial interest         $114,807
FUND SHARES OF CLASS B
   (unlimited authorization --
   no par value) based on
   366,493 outstanding shares
   of beneficial interest            4,197
Accumulated net realized gain
   on investments                    4,851
Net unrealized appreciation
   on investments                   25,491
                                  --------
TOTAL NET ASSETS -- 100.0%        $149,346
                                  ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A       $13.03
                                  ========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A
   ($13.03 / 96.50%)                $13.50
                                  ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B (2)   $13.09
                                  ========

--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
ADR--AMERICAN DEPOSITORY RECEIPT
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
CMO--COLLATERALIZED MORTGAGE OBLIGATION
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
PLC--PUBLIC LIMITED COMPANY
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT
(1) TRI-PARTY REPURCHASE AGREEMENT
(2) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               MARCH 31, 1998 23

STATEMENT OF NET ASSETS
(UNAUDITED)


VALUE EQUITY FUND
==========================================
DESCRIPTION             SHARES VALUE (000)
------------------------------------------
COMMON STOCKS -- 97.3%
AEROSPACE & DEFENSE -- 2.7%
  Sci Systems*           61,600   $  2,195
  Thiokol                42,800      2,068
                                  --------
                                     4,263
                                  --------
AIR TRANSPORTATION -- 3.6%
  Airborne Freight       87,040      3,275
  Southwest Airlines     87,960      2,600
                                  --------
                                     5,875
                                  --------
APPAREL/TEXTILES -- 2.0%
  Russell                42,000      1,126
  VF                     40,000      2,103
                                  --------
                                     3,229
                                  --------
AUTOMOTIVE -- 3.9%
  Arvin Industries       49,130      2,011
  Chrysler               39,800      1,654
  Ford Motor             41,000      2,657
                                  --------
                                     6,322
                                  --------
BANKS -- 4.7%
  BankAmerica            28,600      2,363
  Chase Manhattan        15,830      2,135
  First Union            25,000      1,419
  J.P. Morgan            13,500      1,813
                                  --------
                                     7,730
                                  --------
BUILDING & CONSTRUCTION -- 3.0%
  Centex                 70,120      2,673
  Fluor                  43,870      2,183
                                  --------
                                     4,856
                                  --------
CHEMICALS -- 4.6%
  Dexter                 48,800      2,019
  Dow Chemical           17,300      1,682
  Lubrizol               41,850      1,611
  Vulcan Materials       21,760      2,383
                                  --------
                                     7,695
                                  --------


DESCRIPTION             SHARES VALUE (000)
------------------------------------------
COMPUTERS & SERVICES -- 3.7%
  Compaq Computer        92,000   $  2,381
  Computer Associates
   International         43,665      2,522
  Quantum*               49,720      1,060
                                  --------
                                     5,963
                                  --------
CONCRETE & MINERAL PRODUCTS -- 1.5%
  Lafarge                63,000      2,418
                                  --------
DRUGS -- 2.2%
  Eli Lilly              25,000      1,491
  Mylan Laboratories     84,960      1,954
                                  --------
                                     3,445
                                  --------
ELECTRICAL SERVICES -- 10.6%
  Baltimore Gas &
   Electric              51,500      1,683
  Consolidated Edison    41,000      1,917
  Duke Power             24,598      1,465
  Enova                  70,100      1,958
  Florida Progress       44,810      1,868
  GPU                    40,000      1,770
  New England Electric
   System                24,300      1,110
  PP&L Resources         57,000      1,347
  Philips Electronics,
   N.V.                  27,560      2,024
  Southern               74,500      2,063
                                  --------
                                    17,205
                                  --------
FINANCIAL SERVICES -- 5.2%
  AG Edwards             45,000      1,969
  Countrywide Credit
   Industries            37,990      2,021
  FNMA                   36,910      2,335
  Slm Holding            43,855      1,913
                                  --------
                                     8,238
                                  --------
FOOD, BEVERAGE & TOBACCO -- 2.6%
  Quaker Oats            37,700      2,158
  Universal              43,600      1,921
                                  --------
                                     4,079
                                  --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

24   MARCH 31, 1998

VALUE EQUITY FUND
==========================================
DESCRIPTION             SHARES VALUE (000)
------------------------------------------
GAS/NATURAL GAS -- 3.0%
  National Fuel & Gas    37,000   $  1,739
  Nicor                  49,090      2,074
  Peoples Energy         26,500        964
                                  --------
                                     4,777
                                  --------
INSURANCE -- 7.7%
  Allstate               21,650      1,990
  AMBAC                  41,000      2,396
  Conseco                36,300      2,055
  Equitable              49,800      2,811
  Travelers              49,500      2,970
                                  --------
                                    12,222
                                  --------
MACHINERY -- 7.4%
  Aerquip-Vickers        34,890      2,017
  Applied Materials*     53,800      1,900
  Caterpillar            38,200      2,103
  Deere                  31,000      1,920
  Ingersoll Rand         36,000      1,726
  Parker Hannifin        42,330      2,169
                                  --------
                                    11,835
                                  --------
MEDICAL PRODUCTS & SERVICES -- 1.3%
  Guidant                27,490      2,017
                                  --------
MISCELLANEOUS TRANSPORTATION -- 1.0%
  Fleetwood Enterprises  36,000      1,676
                                  --------
PETROLEUM & FUEL PRODUCTS -- 5.3%
  K N Energy             35,340      2,087
  Noble Drilling*        70,300      2,149
  Transocean Offshore    45,380      2,334
  USX-Marathon Group     50,000      1,881
                                  --------
                                     8,451
                                  --------
PETROLEUM REFINING -- 4.5%
  British Petroleum, ADR 21,740      1,871
  Chevron                22,000      1,767
  Mobil                  20,800      1,594
  Texaco                 32,620      1,965
                                  --------
                                     7,197
                                  --------
RETAIL -- 10.9%
  Brinker International* 96,880      2,119


DESCRIPTION   SHARES/PAR (000) VALUE (000)
------------------------------------------
  Cracker Barrel Old
   Country Stores        51,480   $  2,059
  Fingerhut              87,230      2,263
  Office Depot           89,600      2,789
  Premark International  59,660      1,976
  Ross Stores            72,000      3,177
  TJX                    66,040      2,988
                                  --------
                                    17,371
                                  --------
SEMI-CONDUCTORS/INSTRUMENTS -- 1.1%
  Novellus Systems       41,090      1,777
                                  --------
STEEL & STEEL WORKS -- 2.3%
  LTV                   154,380      2,026
  USX-U.S. Steel Group   45,700      1,725
                                  --------
                                     3,751
                                  --------
WHOLESALE -- 2.5%
  Super-Valu             44,400      2,070
  Tech Data*             49,680      1,913
                                  --------
                                     3,983
                                  --------
TOTAL COMMON STOCKS
   (Cost $116,535)                 156,375
                                  --------

CASH EQUIVALENTS -- 0.6%
  SEI Liquid Asset Trust
   Government Portfolio  $  507        507
  SEI Liquid Asset Trust
   Treasury Portfolio       497        497
                                  --------
TOTAL CASH EQUIVALENTS
   (Cost $1,004)                     1,004
                                  --------

REPURCHASE AGREEMENT -- 1.0%
  UBS SECURITIES
   5.920%, dated 03/31/98,
   matures 04/01/98, repurchase
   price $1,604,012
   (collateralized by FNMA
   Obligation,
   total market value:
   $1,636,993) (1)        1,604      1,604
                                  --------
TOTAL REPURCHASE AGREEMENT
   (Cost $1,604)                     1,604
                                  --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             MARCH 31, 1998   25

STATEMENT OF NET ASSETS
(UNAUDITED)



VALUE EQUITY FUND
==========================================
DESCRIPTION                    VALUE (000)
------------------------------------------
TOTAL INVESTMENTS -- 98.9%
   (Cost $119,143)                $158,983
                                  --------
OTHER ASSETS AND LIABILITIES,
   NET -- 1.1%                       1,692
                                  --------
NET ASSETS:
FUND SHARES OF CLASS A
   (unlimited authorization --
   no par value) based on
   8,746,331 outstanding shares
   of beneficial interest          100,780
FUND SHARES OF CLASS B
   (unlimited authorization --
   no par value) based on
   739,294 outstanding shares
   of beneficial interest           10,205
Accumulated net realized gain
   on investments                    9,854
Net unrealized appreciation
   on investments                   39,840
Distributions in excess of net
   investment income                    (4)
                                  --------
TOTAL NET ASSETS -- 100.0%        $160,675
                                  ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A       $16.93
                                  ========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A
   ($16.93 / 96.50%)                $17.54
                                  ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B (2)   $16.99
                                  ========

--------------------------------------------------------------------------------
*NON INCOME PRODUCING SECURITY
ADR--AMERICAN DEPOSITORY RECEIPT
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
(1) TRI-PARTY REPURCHASE AGREEMENT
(2) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.



GROWTH EQUITY FUND
==========================================
DESCRIPTION             SHARES  VALUE (000)
------------------------------------------
COMMON STOCKS -- 92.2%
AEROSPACE & DEFENSE -- 0.3%
  Sci Systems*            3,315   $    118
                                  --------
AIRCRAFT -- 1.5%
  Sundstrand              6,230        377
  United Technologies     3,035        280
                                  --------
                                       657
                                  --------
APPAREL/TEXTILES-- 2.1%
  Cintas                  7,340        380
  Jones Apparel Group*    9,450        520
                                  --------
                                       900
                                  --------
AUTOMOTIVE -- 1.3%
  Federal Mogul           8,060        429
  Harley-Davidson         3,480        115
                                  --------
                                       544
                                  --------
BANKS -- 2.3%
  Fifth Third Bancorp     1,265        108
  First Tennessee
   National               2,970         95
  Northern Trust          1,460        109
  Star Banc               4,360        258
  State Street            2,085        142
  Synovus Financial       7,905        293
                                  --------
                                     1,005
                                  --------
BEAUTY PRODUCTS -- 0.9%
  Colgate-Palmolive       4,580        397
                                  --------
BROADCASTING, NEWSPAPERS &
ADVERTISING -- 1.5%
  Clear Channel
   Communications*        1,355        133
  Interpublic Group       2,855        177
  Omnicom Group           7,400        348
                                  --------
                                       658
                                  --------
CHEMICALS -- 0.3%
  Praxair                 2,760        142
                                  --------
COMMUNICATIONS EQUIPMENT -- 2.6%
  ADC Telecommunications* 6,615        182
  Molex                   7,062        194
  Northern Telecom        4,680        302

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

26 MARCH 31, 1998

GROWTH EQUITY FUND
==========================================
DESCRIPTION             SHARES VALUE (000)
------------------------------------------
  QUALCOMM                2,425   $    130
  Tellabs*                5,800        389
                                  --------
                                     1,197
                                  --------
COMPUTERS & SERVICES-- 3.1%
  Adobe Systems           5,065        229
  Bay Networks*           5,165        140
  Compaq Computer        17,585        455
  Creative Technology
   Limited*               5,730        129
  Diebold                 4,290        189
  Hewlett Packard         2,065        131
  Iomega*                 6,660         46
                                  --------
                                     1,319
                                  --------
CONTAINERS & PACKAGING -- 0.2%
  Newell                  1,990         96
                                  --------
DRUGS -- 6.4%
  Bristol-Myers Squibb    4,400        459
  Eli Lilly               7,500        447
  Merck                   4,340        557
  Pharmacia Upjohn ADR    3,800        166
  Schering Plough         8,200        670
  Warner Lambert          2,700        460
                                  --------
                                     2,759
                                  --------
ENTERTAINMENT -- 0.3%
  Walt Disney             1,435        153
                                  --------
FINANCIAL SERVICES -- 4.8%
  Alliance Capital
   Management             2,640        137
  American Express        2,545        234
  Charles Schwab          2,305         88
  FNMA 1,830                116
  Franklin Resources     13,500        716
  Price (T. Rowe)
   Associates             5,585        393
  Slm Holding             8,960        391
                                  --------
                                     2,075
                                  --------
FOOD, BEVERAGE & TOBACCO -- 7.3%
  Brown-Forman, Cl B      1,895        104
  Campbell Soup           8,455        480
  Coca-Cola Enterprises   5,540        203
  Flowers Industries      7,980        187
  H.J. Heinz              7,050        412


DESCRIPTION             SHARES VALUE (000)
------------------------------------------
  Hershey Foods           4,690   $    336
  Interstate Bakeries     8,795        284
  Kellogg                 4,885        211
  Panamerican
   Beverage, Cl A         3,430        138
  PepsiCo                 4,140        177
  Quaker Oats             6,400        366
  William Wrigley Jr.     3,335        273
                                  --------
                                     3,171
                                  --------
HOTELS & LODGING-- 0.8%
  Promus Hotel*           7,088        338
                                  --------
HOUSEHOLD PRODUCTS-- 3.4%
  Clorox                  2,845        244
  General Electric        6,200        534
  Hubbell, Cl B           4,520        228
  Illinois Tool Works     4,200        272
  The Stanley Works       3,475        194
                                  --------
                                     1,472
                                  --------
INDUSTRIAL -- 1.0%
  Marriott International* 5,000        186
  Marriott International,
   Cl A*                  5,000        179
  Sodexho Marriott
   Services*              1,250         33
  Vlasic Foods
   International*           845         22
                                  --------
                                       420
                                  --------
INSURANCE -- 1.8%
  American International
   Group                  2,257        284
  MGIC Investment         4,600        302
  SunAmerica              3,810        182
                                  --------
                                       768
                                  --------
LEASING & RENTING-- 0.9%
  Pitney Bowes            7,400        371
                                  --------
LEISURE -- 0.5%
  Callaway Golf           7,500        218
                                  --------
MACHINERY -- 3.6%
  Aeroquip-Vickers        4,415        255
  Applied Materials*      5,290        187

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               MARCH 31, 1998 27

STATEMENT OF NET ASSETS
(UNAUDITED)


GROWTH EQUITY FUND
==========================================
DESCRIPTION             SHARES VALUE (000)
------------------------------------------
  Dover                   4,250   $    162
  Dresser Industries      7,275        350
  Flowserve               7,800        254
  SPX                     1,560        119
  Tyco International
   Limited                4,300        235
                                  --------
                                     1,562
                                  --------
MARINE TRANSPORTATION -- 1.0%
  Carnival, Cl A          6,170        430
                                  --------
MEASURING DEVICES -- 0.8%
  Perkin Elmer            3,090        223
  Thermo Instrument
   Systems*               4,100        136
                                  --------
                                       359
                                  --------
MEDICAL PRODUCTS & SERVICES -- 4.3%
  Biomet                  4,000        120
  Dentsply International  8,400        262
  Guidant                 4,325        317
  HBO                     6,000        362
  Health Management
   Associates, Cl A*      4,545        130
  Healthsouth
   Rehabilitation*        3,490         98
  Johnson & Johnson       5,000        367
  Sybron International*   7,260        190
                                  --------
                                     1,846
                                  --------
MISCELLANEOUS BUSINESS SERVICES -- 6.0%
  Adaptec*                5,305        104
  Autodesk                5,400        233
  BMC Software*           7,180        602
  Cisco Systems*          1,672        114
  Computer Associates
   International          5,070        293
  Microsoft*              5,840        523
  Peoplesoft*            10,550        556
  Shared Medical Systems  1,960        154
                                  --------
                                     2,579
                                  --------
MISCELLANEOUS CONSUMER SERVICES -- 1.0%
  Robert Half International* 8,960     430
                                  --------

DESCRIPTION             SHARES VALUE (000)
------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.7%
  Cognex*                 6,545   $    140
  International Game
   Technology             4,170        104
  Kemet*                  4,350         81
                                  --------
                                       325
                                  --------
OFFICE FURNITURE & FIXTURES -- 0.5%
  Hon Industries          5,630        207
                                  --------
PETROLEUM & FUEL PRODUCTS -- 7.0%
  BJ Services*            4,540        165
  Cooper Cameron*         5,855        354
  Ensco International     8,750        243
  Halliburton             8,505        427
  Marine Drilling*       12,160        263
  Nabors Industries*     12,320        292
  Newfield Exploration*  11,175        291
  R & B Falcon*           5,330        158
  Schlumberger            5,210        395
  Smith International*    2,040        112
  Transocean Offshore     6,040        311
                                  --------
                                     3,011
                                  --------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.5%
  Xerox                   2,015        214
                                  --------
PRINTING & PUBLISHING -- 3.8%
  Gannett                 4,720        339
  McGraw Hill             3,420        260
  Meredith               13,185        555
  Time Warner             3,560        256
  Tribune                 3,565        251
                                  --------
                                     1,661
                                  --------
PROFESSIONAL SERVICES -- 1.5%
  Paychex                 6,220        359
  ServiceMaster          10,125        289
                                  --------
                                       648
                                  --------
RETAIL -- 10.5%
  Barnes & Noble*         3,040        119
  Bed Bath and Beyond*    4,440        205
  CompUSA*                7,400        192
  Dayton Hudson           2,460        216


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

28 MARCH 31, 1998

GROWTH EQUITY FUND
==========================================
DESCRIPTION             SHARES VALUE (000)
------------------------------------------
  Dollar General          5,428   $    210
  Dollar Tree Stores*     3,715        197
  Family Dollar Stores    3,380        128
  Fred Meyer*             6,935        320
  Gap                     7,462        336
  General Nutrition*     10,485        417
  Home Depot              2,997        202
  Kohls*                  4,035        330
  Kroger*                 7,200        333
  Ross Stores             4,710        208
  Staples*                5,490        127
  Tandy                   2,255        106
  TJX                    10,000        453
  Wal-Mart                2,480        126
  Walgreen                8,260        291
                                  --------
                                     4,516
                                  --------
RUBBER & PLASTIC-- 0.5%
  Sealed Air*             3,100        203
                                  --------
SEMI-CONDUCTORS/INSTRUMENTS -- 1.7%
  American Power
   Conversion*            3,075         88
  Amphenol*               4,013        232
  Linear Technology       3,025        209
  Vitesse Semiconductor*  4,162        196
                                  --------
                                       725
                                  --------
TELEPHONES & TELECOMMUNICATION -- 5.0%
  Airtouch
   Communications*        2,480        121
  Ameritech               2,930        145
  AT&T                    1,730        114
  Bell Atlantic           3,000        308
  BellSouth               5,300        358
  Cincinnati Bell         6,200        221
  Ericsson Telephone, ADR 4,355        207
  Lucent Technologies     3,786        484
  Southern New England
   Telecom                  985         71
  U.S. West               2,625        144
                                  --------
                                     2,173
                                  --------

DESCRIPTION   SHARES/PAR (000) VALUE (000)
------------------------------------------
WHOLESALE -- 0.5%
  Cardinal Health         1,205   $    106
  SYSCO                   4,600        118
                                  --------
                                       224
                                  --------
TOTAL COMMON STOCKS
   (Cost $28,492)                   39,891
                                  --------

CASH EQUIVALENTS -- 4.5%
  SEI Liquid Asset Trust
   Government Portfolio  $  841        841
  SEI Liquid Asset Trust
   Treasury Portfolio     1,089      1,089
                                  --------
TOTAL CASH EQUIVALENTS
   (Cost $1,930)                     1,930
                                  --------

REPURCHASE AGREEMENT -- 2.5%
  UBS SECURITIES
   5.920%, dated 3/31/98,
   matures 04/01/98, repurchase
   price $1,083,220
   (collateralized by
   Resolution Funding
   Corporation Obligation:
   total market value:
   $1,106,304) (1)        1,083      1,083
                                  --------
TOTAL REPURCHASE AGREEMENT
   (Cost $1,083)                     1,083
                                  --------
TOTAL INVESTMENTS -- 99.2%
   (Cost $31,505)                   42,904
                                  --------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.8%                         365
                                  --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               MARCH 31, 1998 29

STATEMENT OF NET ASSETS
(UNAUDITED)


GROWTH EQUITY FUND
==========================================
DESCRIPTION                    VALUE (000)
------------------------------------------
NET ASSETS:
FUND SHARES OF CLASS A
   (unlimited authorization --
   no par value) based on
   2,387,522 outstanding shares
   of beneficial interest          $29,272
FUND SHARES OF CLASS B
   (unlimited authorization --
   no par value) based on
   134,812 outstanding shares
   of beneficial interest            1,880
Accumulated net realized gain
   on investments                      721
Net unrealized appreciation
   on investments                   11,399
Distributions in excess of net
   investment income                    (3)
                                   -------
TOTAL NET ASSETS -- 100.0%         $43,269
                                   =======
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A       $17.16
                                   =======
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A
   ($17.16 / 96.50%)                $17.78
                                   =======
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B (2)   $17.04
                                   =======

--------------------------------------------------------------------------------
*NON-INCOME PRODUCING SECURITY
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
(1) TRI-PARTY REPURCHASE AGREEMENT
(2) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


SMALL CAP EQUITY FUND
==========================================
DESCRIPTION             SHARES VALUE (000)
------------------------------------------
INVESTMENT COMPANY -- 105.4%
  SEI Institutional Managed
   Trust Small Cap
   Growth Portfolio     294,379     $5,464
                                    ------
TOTAL INVESTMENT COMPANY
   (Cost $4,953)                     5,464
                                    ------
TOTAL INVESTMENTS-- 105.4%
   (Cost $4,953)                     5,464
                                    ------
OTHER ASSETS AND LIABILITIES,
   NET -- (5.4%)                      (278)
                                    ------

NET ASSETS:
FUND SHARES OF CLASS A
   (unlimited authorization --
   no par value) based on
   383,557 outstanding shares
   of beneficial interest            3,914
FUND SHARES OF CLASS B
   (unlimited authorization --
   no par value) based on 50,507
   outstanding shares
   of beneficial interest              510
Accumulated net realized gain
   on investments                      262
Net unrealized appreciation
   on investments                      511
Distributions in excess of net
   investment income                   (11)
                                    ------
TOTAL NET ASSETS -- 100.0%          $5,186
                                    ======
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A       $11.96
                                    ======
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A
   ($11.96 / 96.50%)                $12.39
                                    ======
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B (1)   $11.87
                                    ======

--------------------------------------------------------------------------------
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

30   MARCH 31, 1998

INTERNATIONAL EQUITY FUND
==========================================
DESCRIPTION             SHARES VALUE (000)
------------------------------------------
INVESTMENT COMPANY -- 100.1%
  SEI International Trust
   International Equity
   Portfolio            238,049     $2,521
                                    ------
TOTAL INVESTMENT COMPANY
   (Cost $2,497)                     2,521
                                    ------
TOTAL INVESTMENTS -- 100.1%
   (Cost $2,497)                     2,521
                                    ------
OTHER ASSETS AND LIABILITIES,
   NET -- (0.1%)                        (3)
                                    ------

NET ASSETS
Fund Shares of Class A
   (unlimited authorization --
   no par value) based on
   201,138 outstanding shares
   of beneficial interest            2,218
Fund Shares of Class B
   (unlimited authorization --
   no par value) based on 29,738
   outstanding shares
   of beneficial interest              319
Accumulated net realized loss
   on investments                      (41)
Net unrealized appreciation
   on investments                       24
Distributions in excess of net
   investment income                    (2)
                                    ------
TOTAL NET ASSETS -- 100.0%          $2,518
                                    ======
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A       $10.91
                                    ======
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A
   ($10.91 / 96.50%)                $11.31
                                    ======
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B (1)   $10.85
                                    ======

--------------------------------------------------------------------------------
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             MARCH 31, 1998   31

                       This Page Left Intentionally Blank



32   MARCH 31, 1998


STATEMENT OF ASSETS AND LIABILITIES (000)
MARCH 31, 1998 (UNAUDITED)

                                                                                       --------------
                                                                                          STRATEGIC
                                                                                         INCOME BOND
                                                                                            FUND
                                                                                       --------------
ASSETS:
   Investments at Market Value
     (Cost $15,376)                                                                        $15,862
   Accrued Income                                                                              199
   Receivables for Capital Shares Sold                                                         918
                                                                                           -------
   Total Assets                                                                             16,979
                                                                                           -------
LIABILITIES:
   Payables for Capital Shares Repurchased                                                       2
   Accrued Expenses                                                                             45
   Distribution Payable                                                                         84
   Other Liabilities                                                                             3
                                                                                           -------
   Total Liabilities                                                                           134
                                                                                           -------
NET ASSETS:
   Fund shares of Class A (unlimited authorization -- no par value)
     based on 1,578,030 outstanding shares of beneficial interest                           15,780
   Fund shares of Class B (unlimited authorization -- no par value)
     based on 58,864 outstanding shares of beneficial interest                                 589
   Accumulated net realized loss on investments                                                (10)
   Net unrealized appreciation on investments                                                  486
                                                                                           -------
   TOTAL NET ASSETS                                                                        $16,845
                                                                                           =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE -- CLASS A                        $ 10.29
                                                                                           =======
MAXIMUM PUBLIC OFFERING PER SHARE -- CLASS A ($10.29 / 96.50%)                             $ 10.66
                                                                                           =======
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS B (1)                              $ 10.29
                                                                                           =======

(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                             MARCH 31, 1998   33


STATEMENT OF OPERATIONS (000)
(UNAUDITED)



                                                          TREASURY                                 STRATEGIC     LOUISIANA
                                          INSTITUTIONAL  SECURITIES    TAX EXEMPT   GOVERNMENT      INCOME       TAX-FREE
                                          MONEY MARKET  MONEY MARKET  MONEY MARKET  SECURITIES       BOND         INCOME
                                              FUND          FUND          FUND         FUND          FUND          FUND
                                          ------------- ------------  ------------  ----------    ----------    ----------
                                             10/1/97       10/1/97       10/1/97      10/1/97       10/1/97       10/1/97
                                           TO 3/31/98    TO 3/31/98    TO 3/31/98   TO 3/31/98    TO 3/31/98    TO 3/31/98
                                          ------------- ------------  ------------  ----------    ----------    ----------
INVESTMENT INCOME:
   Interest income                           $1,822        $36,394        $2,481       $4,631        $561        $  996
   Dividend income                               --             --            --           --          --            --
                                             ------        -------        ------       ------        ----        ------
     TOTAL INVESTMENT INCOME                  1,822         36,394         2,481        4,631         561           996
                                             ------        -------        ------       ------        ----        ------
EXPENSES:
   Administration fees                           32            980           102          113          12            31
   Less: waiver of administration fees           --            (78)          (24)         (27)         (3)           (8)
   Investment advisory fees                      49          1,959           304          414          60            73
   Less: waiver of investment
     advisory fees                              (49)            --            (3)         (33)        (23)           (1)
   Custodian fees                                10            180            19           21           2             6
   Transfer agent fees                           17             34            12           18          13            21
   Distribution fees (1)                         --          1,430           169            4           2             7
   Less: waiver of distribution fees (1)         --           (378)         (169)          --          --            --
   Professional fees                             12             52            14            8           7             7
   Registration fees                              9             74             7            2           1             5
   Trustee fees                                  --              9             1            1          --            --
   Printing expense                               1             26             2            4           1            --
   Amortization of deferred
     organization costs                          --             14             1            3          --            --
   Insurance and other fees                       1             16             5            3           4             1
                                             ------        -------        ------       ------        ----        ------
     TOTAL EXPENSES                              82          4,318           440          531          76           142
                                             ------        -------        ------       ------        ----        ------
LESS:
   Reimbursement by Administrator                --             --            --           --          --            --
                                             ------        -------        ------       ------        ----        ------
NET INVESTMENT INCOME                         1,740         32,076         2,041        4,100         485           854
                                             ------        -------        ------       ------        ----        ------
NET REALIZED GAIN (LOSS) ON SECURITIES SOLD      --             --            --           56         (10)           --
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENT SECURITIES       --             --            --        1,577         247           327
                                             ------        -------        ------       ------        ----        ------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                --             --            --        1,633         237           327
                                             ------        -------        ------       ------        ----        ------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                 $1,740        $32,076        $2,041       $5,733        $722        $1,181
                                             ======        =======        ======       ======        ====        ======



                                                            VALUE       GROWTH     SMALL CAP  INTERNATIONAL
                                             BALANCED      EQUITY       EQUITY      EQUITY       EQUITY
                                               FUND         FUND         FUND        FUND         FUND
                                            ----------   ----------   ----------  ----------   ----------
                                              10/1/97      10/1/97      10/1/97     10/1/97      10/1/97
                                            TO 3/31/98   TO 3/31/98   TO 3/31/98  TO 3/31/98   TO 3/31/98
                                            ----------   ----------   ----------  ----------   ----------
INVESTMENT INCOME:
   Interest income                           $ 1,915      $ 1,330      $   89         $ --        $123
   Dividend income                               717          119         157           --          --
                                             -------      -------      ------         ----        ----
     TOTAL INVESTMENT INCOME                   2,632        1,449         246           --         123
                                             -------      -------      ------         ----        ----
EXPENSES:
   Administration fees                           104          110          29            3           2
   Less: waiver of administration fees           (25)          (9)         (6)          (3)         (2)
   Investment advisory fees                      515          544         144            9           6
   Less: waiver of investment
     advisory fees                               (24)          --          (1)          (5)         (3)
   Custodian fees                                 18           21           6            1          --
   Transfer agent fees                            20           32          15           12          12
   Distribution fees (1)                          16           41           7            2           2
   Less: waiver of distribution fees (1)          --           --          --           --          --
   Professional fees                               6           16           3           --          --
   Registration fees                               1           15           3            1          --
   Trustee fees                                    1            1          --           --          --
   Printing expense                                3            2           1            5           6
   Amortization of deferred
     organization costs                            2            1           1            1          --
   Insurance and other fees                        2            1          --           --          --
                                             -------      -------      ------         ----        ----
     TOTAL EXPENSES                              639          775         202          (26)         23
                                             -------      -------      ------         ----        ----
LESS:
   Reimbursement by Administrator                 --           --          --          (19)        (18)
                                             -------      -------      ------         ----        ----
NET INVESTMENT INCOME                          1,993          674          44           (7)        118
                                             -------      -------      ------         ----        ----
NET REALIZED GAIN (LOSS) ON SECURITIES SOLD    4,852        9,725       1,098          335          (3)
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENT SECURITIES     4,382        6,202       3,319         (318)        (69)
                                             -------      -------      ------         ----        ----
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                              9,234       15,927       4,417           17         (72)
                                             -------      -------      ------         ----        ----
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                 $11,227      $16,601      $4,461         $ 10        $ 46
                                             =======      =======      ======         ====        ====


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) ALL DISTRIBUTION FEES AND WAIVERS ARE INCURRED AT THE RETAIL CLASS LEVEL FOR REASURY SECURITIES MONEY MARKET
    FUND AND THE CLASS B LEVEL FOR NON-DOLLAR FUNDS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

34 & 35  MARCH 31, 1998


STATEMENT OF CHANGES IN NET ASSETS (000)
(UNAUDITED)

                                        INSTITUTIONAL       TREASURY SECURITIES           TAX EXEMPT             GOVERNMENT
                                      MONEY MARKET FUND      MONEY MARKET FUND         MONEY MARKET FUND       SECURITIES FUND
                                   ---------------------- ------------------------ ------------------------ ----------------------
                                     10/1/97    10/1/96     10/1/97      10/1/96    10/1/97       10/1/96    10/1/97    10/1/96
                                   TO 3/31/98  TO 9/30/97 TO 3/31/98    TO 9/30/97 TO 3/31/98    TO 9/30/97 TO 3/31/98  TO 9/30/97
                                   ----------  ---------- ----------    ---------- ----------    ---------- ----------  ----------
   INVESTMENT ACTIVITIES:
   Net investment income (loss)     $   1,740    $  2,995  $  32,076   $    56,781    $ 2,041     $   2,368   $  4,100    $  8,587
   Net realized gain (loss) on
     securities sold                       --          --         --             3         --            --         56         (19)
   Net unrealized appreciation
     (depreciation) of investment
     securities                            --          --         --            --         --            --      1,577       3,734
                                    ---------   ---------  ---------   -----------    -------     ---------   --------    --------
     NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS        1,740       2,995     32,076        56,784      2,041         2,368      5,733      12,302
                                    ---------   ---------  ---------   -----------    -------     ---------   --------    --------
   DISTRIBUTIONS TO SHAREHOLDERS:
   Income distribution Class A (1)     (1,740)     (2,995)   (13,441)      (30,423)    (2,041)       (2,368)    (4,074)     (8,550)
   Income distribution Class B (2)         --          --    (14,441)      (24,421)        --            --        (27)        (37)
   Income distribution Class C (3)         --          --     (4,194)       (1,937)        --            --         --          --
   Capital gain distribution
     Class A (1)                           --          --         --            --         --            --         --          --
   Capital gain distribution
     Class B (2)                           --          --         --            --         --            --         --          --
                                    ---------   ---------  ---------   -----------    -------     ---------   --------    --------
     TOTAL DISTRIBUTIONS               (1,740)     (2,995)   (32,076)      (56,781)    (2,041)       (2,368)    (4,101)     (8,587)
                                    ---------   ---------  ---------   -----------    -------     ---------   --------    --------
   SHARE TRANSACTIONS:
   Class A (1):
     Shares issued                    165,279     340,575    799,668     1,432,933         --            --     18,519      38,560
     Shares issued in lieu of
       cash distribution                   --          --          3           334         --            --      1,830       4,088
     Shares redeemed                 (108,445)   (310,063)  (947,230)   (1,514,130)        --            --    (22,343)    (57,641)
                                    ---------   ---------  ---------   -----------    -------     ---------   --------    --------
     TOTAL CLASS A SHARE
       TRANSACTIONS                    56,834      30,512   (147,559)      (80,863)        --            --     (1,994)    (14,993)
                                    ---------   ---------  ---------   -----------    -------     ---------   --------    --------
   Class B (2):
     Shares issued                         --          --    589,087     1,126,969    260,954       154,486        154         595
     Shares issued in lieu of
        cash distribution                  --          --      8,255        12,486        841         1,280         23          34
     Shares redeemed                       --          --   (591,777)     (945,606)  (202,733)     (145,236)      (106)       (107)
                                    ---------   ---------  ---------   -----------    -------     ---------   --------    --------
     TOTAL CLASS B SHARE
       TRANSACTIONS                        --          --      5,565       193,849     59,062        10,530         71         522
                                    ---------   ---------  ---------   -----------    -------     ---------   --------    --------
   Class C (3):
     Shares issued                         --          --    249,386       312,106         --            --         --          --
     Shares issued in lieu of
       cash distribution                   --          --         --            --         --            --         --          --
     Shares redeemed                       --          --   (248,548)     (109,894)        --            --         --          --
                                    ---------   ---------  ---------   -----------    -------     ---------   --------    --------
     TOTAL CLASS C SHARE
       TRANSACTIONS                        --          --        838       202,212         --            --         --          --
                                    ---------   ---------  ---------   -----------    -------     ---------   --------    --------
INCREASE (DECREASE) IN NET ASSETS
   FROM SHAREHOLDER TRANSACTIONS       56,834      30,512   (141,156)      315,198     59,062        10,530     (1,923)    (14,471)
                                    ---------   ---------  ---------   -----------    -------     ---------   --------    --------
     TOTAL INCREASE (DECREASE) IN
       NET ASSETS                      56,834      30,512   (141,156)      315,201     59,062        10,530       (291)    (10,756)
                                    ---------   ---------  ---------   -----------    -------     ---------   --------    --------



     STRATEGIC INCOME          LOUISIANA TAX-FREE                                             VALUE
      BOND FUND (4)                INCOME FUND                BALANCED FUND                EQUITY FUND
------------------------    ------------------------    -------------------------   -------------------------
  10/1/97       1/31/97       10/1/97       10/1/96       10/1/97       10/1/96       10/1/97       10/1/96
TO 3/31/98    TO 9/30/97    TO 3/31/98    TO 9/30/97    TO 3/31/98     TO 9/30/97   TO 3/31/98     TO 9/30/97
----------    ----------    ----------    ----------    ----------     ----------   ----------     ----------
   $   485       $   562        $  854    $    1,236       $ 1,993       $  3,757     $    674        $ 1,498

       (10)           --            --            --         4,852         12,142        9,725         18,764


       247           239           327         1,038         4,382         13,260        6,202         23,918
   -------       -------        ------       -------      --------       --------     --------        -------

       722           801         1,181         2,274        11,227         29,159       16,601         44,180
   -------       -------        ------       -------      --------       --------     --------        -------

      (470)         (554)         (823)       (1,206)       (1,946)        (3,676)        (664)        (1,459)
       (15)           (8)          (31)          (30)          (47)           (68)         (14)           (39)
        --            --            --            --            --             --           --             --

        --            --            --            --       (10,469)        (4,877)     (17,387)        (5,916)

        --            --            --            --          (332)           (98)      (1,312)          (269)
   -------       -------        ------       -------      --------       --------     --------        -------
      (485)         (562)         (854)       (1,236)      (12,794)        (8,719)     (19,377)        (7,683)
   -------       -------        ------       -------      --------       --------     --------        -------


     2,460        17,068         7,260        21,750         9,690         15,119       23,502         32,366

       217           261           406           546        11,495          7,838        9,577          3,882
    (2,230)       (1,996)       (2,397)       (5,774)      (10,050)       (22,355)     (16,390)       (30,068)
   -------       -------        ------       -------      --------       --------     --------        -------

       447        15,333         5,269        16,522        11,135            602       16,689          6,180
   -------       -------        ------       -------      --------       --------     --------        -------

       130           454           979           429           665          1,543        1,869          4,063

         9             6            23            22           336            146        1,189            280
       (10)           --           (69)          (67)         (103)          (231)        (358)          (456)
   -------       -------        ------       -------      --------       --------     --------        -------

       129           460           933           384           898          1,458        2,700          3,887
   -------       -------        ------       -------      --------       --------     --------        -------

        --            --            --            --            --             --           --             --

        --            --            --            --            --             --           --             --
        --            --            --            --            --             --           --             --
   -------       -------        ------       -------      --------       --------     --------        -------

        --            --            --            --            --             --           --             --
   -------       -------        ------       -------      --------       --------     --------        -------

       576        15,793         6,202        16,906        12,033          2,060       19,389         10,067
   -------       -------        ------       -------      --------       --------     --------        -------

       813        16,032         6,529        17,944        10,466         22,500       16,613         46,564
   -------       -------        ------       -------      --------       --------     --------        -------



      GROWTH EQUITY                SMALL CAP                INTERNATIONAL
          FUND                  EQUITY FUND (4)            EQUITY FUND (4)
------------------------    -----------------------    ------------------------
 10/1/97       10/1/96       10/1/97      1/31/97       10/1/97        1/31/97
TO 3/31/98    TO 9/30/97    TO 3/31/98   TO 9/30/97    TO 3/31/98    TO 9/30/97
----------    ----------    ----------   ----------    ----------    ----------

   $    44       $   113        $   (7)     $   (4)       $   118        $   (4)

     1,098           818           335          (9)            (3)            6


     3,319         6,453          (318)        829            (69)           93
   -------       -------        ------      ------        -------        ------

     4,461         7,384            10         816             46            95
   -------       -------        ------      ------        -------        ------

       (46)         (114)           --          --           (104)           --
        --            --            --          --            (13)           --
        --            --            --          --             --            --

    (1,066)           --           (56)         --            (38)           --

       (56)           --            (8)         --             (5)           --
   -------       -------        ------      ------        -------        ------
    (1,168)         (114)          (64)         --           (160)           --
   -------       -------        ------      ------        -------        ------


    10,724        15,927         1,934       3,707            500         3,447

       770            79            27          --             24            --
    (5,245)       (9,836)         (951)       (803)        (1,655)          (96)
   -------       -------        ------      ------        -------        ------

     6,249         6,170         1,010       2,904         (1,131)        3,349
   -------       -------        ------      ------        -------        ------

       342         1,472            71         565             30           356

        51            --             7          --             15            --
       (74)          (56)         (118)        (15)           (75)           (7)
   -------       -------        ------      ------        -------        ------

       319         1,416           (40)        550            (30)          349
   -------       -------        ------      ------        -------        ------

        --            --            --          --             --            --

        --            --            --          --             --            --
        --            --            --          --             --            --
   -------       -------        ------      ------        -------        ------

        --            --            --          --             --            --
   -------       -------        ------      ------        -------        ------

     6,568         7,586           969       3,454         (1,161)        3,698
   -------       -------        ------      ------        -------        ------

     9,861        14,856           916       4,270         (1,275)        3,793
   -------       -------        ------      ------        -------        ------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) TRUST CLASS FOR TREASURY SECURITIES MONEY MARKET FUND.
(2) RETAIL CLASS FOR TREASURY SECURITIES MONEY MARKET FUND AND TAX EXEMPT MONEY MARKET FUND.
(3) CASH SWEEP CLASS FOR TREASURY SECURITIES MONEY MARKET FUND.
(4) THE STRATEGIC INCOME BOND FUND, SMALL CAP EQUITY FUND AND INTERNATIONAL
    EQUITY FUND COMMENCED OPERATIONS ON JANUARY 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MARCH 31, 1998   36 & 37


STATEMENT OF CHANGES IN NET ASSETS (000)
(UNAUDITED)


                                        INSTITUTIONAL       TREASURY SECURITIES           TAX EXEMPT             GOVERNMENT
                                      MONEY MARKET FUND      MONEY MARKET FUND         MONEY MARKET FUND       SECURITIES FUND
                                   ---------------------- ------------------------ ------------------------ ----------------------
                                     10/1/97    10/1/96     10/1/97      10/1/96    10/1/97       10/1/96    10/1/97    10/1/96
                                   TO 3/31/98  TO 9/30/97 TO 3/31/98    TO 9/30/97 TO 3/31/98    TO 9/30/97 TO 3/31/98  TO 9/30/97
                                   ----------  ---------- ----------    ---------- ----------    ---------- ----------  ----------
   NET ASSETS:
   Beginning of period              $  58,516   $  28,004 $1,364,088   $ 1,048,887  $  76,744     $  66,214   $150,084    $160,840
                                    ---------   --------- ----------   -----------  ---------     ---------   --------    --------
   End of period                    $ 115,350   $  58,516 $1,222,932   $ 1,364,088  $ 135,806     $  76,744   $149,793    $150,084
                                    =========   ========= ==========   ===========  =========     =========   ========    ========
   SHARES ISSUED AND
   REDEEMED:
   Class A (1):
     Issued                           165,279     340,575    799,668     1,432,933         --            --      1,842       3,925
     Issued in lieu of cash
       distribution                        --          --          3           334         --            --        182         416
     Redeemed                        (108,445)   (310,063)  (947,230)   (1,514,130)        --            --     (2,220)     (5,864)
                                    ---------   --------- ----------   -----------  ---------     ---------   --------    --------
     TOTAL CLASS A SHARE
       TRANSACTIONS                    56,834      30,512   (147,559)      (80,863)        --            --       (196)     (1,523)
                                    ---------   --------- ----------   -----------  ---------     ---------   --------    --------
   Class B (2):
     Issued                                --          --    589,087     1,126,969    260,954       154,486         15          61
     Issued in lieu of cash
       distribution                        --          --      8,255        12,486        841         1,280          2           3
     Redeemed                              --          --   (591,777)     (945,607)  (202,733)     (145,236)       (10)        (11)
                                    ---------   --------- ----------   -----------  ---------     ---------   --------    --------
     TOTAL CLASS B SHARE
       TRANSACTIONS                        --          --      5,565       193,848     59,062        10,530          7          53
                                    ---------   --------- ----------   -----------  ---------     ---------   --------    --------
   Class C (3):
     Issued                                --          --    249,386       312,106         --            --         --          --
     Issued in lieu of cash
       distribution                        --          --         --            --         --            --         --          --
     Redeemed                              --          --   (248,548)     (109,894)        --            --         --          --
                                    ---------   --------- ----------   -----------  ---------     ---------   --------    --------
     TOTAL CLASS C SHARE
       TRANSACTIONS                        --          --        838       202,212         --            --         --          --
                                    ---------   --------- ----------   -----------  ---------     ---------   --------    --------
NET INCREASE (DECREASE) IN
   SHARE TRANSACTIONS                  56,834      30,512   (141,156)      315,197     59,062        10,530       (189)     (1,470)
                                    =========   ========= ==========   ===========  =========     =========   ========    ========




        STRATEGIC INCOME          LOUISIANA TAX-FREE                                             VALUE
         BOND FUND (4)                INCOME FUND                BALANCED FUND                EQUITY FUND
   ------------------------    ------------------------    -------------------------   -------------------------
     10/1/97       1/31/97       10/1/97       10/1/96       10/1/97       10/1/96       10/1/97       10/1/96
   TO 3/31/98    TO 9/30/97    TO 3/31/98    TO 9/30/97    TO 3/31/98     TO 9/30/97   TO 3/31/98     TO 9/30/97
   ----------    ----------    ----------    ----------    ----------     ----------   ----------     ----------
      $16,032       $    --       $39,608       $21,664      $138,880       $116,380     $144,062       $ 97,498
      -------       -------       -------       -------      --------       --------     --------       --------
      $16,845       $16,032       $46,137       $39,608      $149,346       $138,880     $160,675       $144,062
      =======       =======       =======       =======      ========       ========     ========       ========



          237         1,710           710         2,204           752          1,283        1,430          2,231

           22            26            40            55           940            676          634            294
         (216)         (201)         (233)         (593)         (775)        (1,891)      (1,006)        (2,070)
      -------       -------       -------       -------      --------       --------     --------       --------

           43         1,535           517         1,666           917             68        1,058            455
      -------       -------       -------       -------      --------       --------     --------       --------

           13            46            96            43            51            127          115            271

            1             1             2             2            28             13           79             21
           (1)           --            (6)           (7)           (8)           (19)         (22)           (32)
      -------       -------       -------       -------      --------       --------     --------       --------

           13            47            92            38            71            121          172            260
      -------       -------       -------       -------      --------       --------     --------       --------

           --            --            --            --            --             --           --             --

           --            --            --            --            --             --           --             --
           --            --            --            --            --             --           --             --
      -------       -------       -------       -------      --------       --------     --------       --------

           --            --            --            --            --             --           --             --
      -------       -------       -------       -------      --------       --------     --------       --------

           56         1,582           609         1,704           988            189        1,230            715
      =======       =======       =======       =======      ========       ========     ========       ========



      GROWTH EQUITY                SMALL CAP                INTERNATIONAL
          FUND                  EQUITY FUND (4)             EQUITY FUND (4)
------------------------    -----------------------    ------------------------
 10/1/97       10/1/96       10/1/97      1/31/97       10/1/97        1/31/97
TO 3/31/98    TO 9/30/97    TO 3/31/98   TO 9/30/97    TO 3/31/98    TO 9/30/97
----------    ----------    ----------   ----------    ----------    ----------
  $ 33,408       $18,552        $4,270       $   --        $3,793        $   --
  --------       -------        ------       ------        ------        ------
  $ 43,269       $33,408        $5,186       $4,270        $2,518        $3,793
  ========       =======        ======       ======        ======        ======



       669         1,198           168          380            48           322

        52             6             3           --             2            --
      (332)         (726)          (83)         (83)         (162)           (9)
  --------       -------        ------       ------        ------        ------

       389           478            88          297          (112)          313
  --------       -------        ------       ------        ------        ------

        22           106             7           55             3            33

         4            --             1           --             1            --
        (5)           (4)          (11)          (1)           (7)           (1)
  --------       -------        ------       ------        ------        ------

        21           102            (3)          54            (3)           32
  --------       -------        ------       ------        ------        ------

        --            --            --           --            --            --

        --            --            --           --            --            --
        --            --            --           --            --            --
  --------       -------        ------       ------        ------        ------

        --            --            --           --            --            --
  --------       -------        ------       ------        ------        ------

       410           580            85          351          (115)          345
  ========       =======        ======       ======        ======        ======


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) TRUST CLASS FOR TREASURY SECURITIES MONEY MARKET FUND.
(2) RETAIL CLASS FOR TREASURY SECURITIES MONEY MARKET FUND AND TAX EXEMPT MONEY MARKET FUND.
(3) CASH SWEEP CLASS FOR TREASURY SECURITIES MONEY MARKET FUND.
(4) THE STRATEGIC INCOME BOND FUND, SMALL CAP EQUITY FUND AND INTERNATIONAL EQUITY FUND COMMENCED
    OPERATIONS ON JANUARY 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

38 & 39    MARCH 31, 1998

FINANCIAL HIGHLIGHTS
(UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT THE SIX-MONTH PERIOD ENDED MARCH 31, 1998 AND THE PERIODS ENDED SEPTEMBER 30.



                          NET ASSET                  REALIZED       DISTRIBUTIONS
                            VALUE        NET      AND UNREALIZED      FROM NET        NET ASSET                  NET ASSETS
                          BEGINNING  INVESTMENT  GAINS OR (LOSSES)   INVESTMENT         VALUE           TOTAL      END OF
                          OF PERIOD    INCOME     ON INVESTMENTS       INCOME       END OF PERIOD      RETURN+  PERIOD (000)
-----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------
   1998                   $ 1.00       $0.03             --            $(0.03)          $ 1.00           5.41%*    $115,350
   1997                     1.00        0.05             --             (0.05)            1.00           5.29        58,516
   1996                     1.00        0.05             --             (0.05)            1.00           5.33        28,004
   1995(4)                  1.00        0.01             --             (0.01)            1.00           5.55*       31,314
-----------------------------------------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1998                   $ 1.00       $0.03             --            $(0.03)          $ 1.00           5.16%*    $409,395
   1997                     1.00        0.05             --             (0.05)            1.00           5.04       556,957
   1996                     1.00        0.05             --             (0.05)            1.00           5.06       637,819
   1995                     1.00        0.05             --             (0.05)            1.00           5.33       521,270
   1994                     1.00        0.03             --             (0.03)            1.00           3.22       403,778
   RETAIL CLASS
   1998                   $ 1.00       $0.02             --            $(0.02)          $ 1.00           4.95%*    $610,485
   1997                     1.00        0.05             --             (0.05)            1.00           4.83       604,919
   1996                     1.00        0.05             --             (0.05)            1.00           4.86       411,068
   1995                     1.00        0.05             --             (0.05)            1.00           5.16       282,747
   1994(1)                  1.00        0.03             --             (0.03)            1.00           3.15*       86,848
-----------------------------------------------------------------------------------------------------------------------------
   SWEEP CLASS
   1998                   $ 1.00       $0.02             --            $(0.02)          $ 1.00           4.60%*    $203,052
   1997(10)                 1.00        0.03             --             (0.03)            1.00           4.46*      202,212
-----------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------
   RETAIL CLASS
   1998                   $ 1.00       $0.02             --            $(0.02)          $ 1.00           3.17%*    $135,806
   1997                     1.00        0.03             --             (0.03)            1.00           3.12        76,744
   1996(5)                  1.00        0.01             --             (0.01)            1.00           2.83*       66,214
-----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------------
   CLASS A
   1998                   $ 9.94       $0.27         $ 0.11            $(0.27)          $10.05           3.90%     $148,648
   1997                     9.71        0.55           0.23             (0.55)            9.94           8.22       149,022
   1996                     9.87        0.55          (0.16)            (0.55)            9.71           4.10       160,317
   1995                     9.41        0.54           0.46             (0.54)            9.87          10.84       124,404
   1994                    10.00        0.43          (0.59)            (0.43)            9.41          (1.66)       97,562
   CLASS B
   1998                   $ 9.99       $0.24         $ 0.11            $(0.24)          $10.10           3.50%     $  1,145
   1997                     9.76        0.47           0.24             (0.48)            9.99           7.40         1,062
   1996                     9.92        0.46          (0.15)            (0.47)            9.76           3.23           523
   1995                     9.46        0.46           0.47             (0.47)            9.92          10.10           244
   1994(2)                 10.04        0.31          (0.58)            (0.31)            9.46          (2.84)*         147
-----------------------------------------------------------------------------------------------------------------------------



                                                       RATIO OF      RATIO OF NET
                                       RATIO OF NET   EXPENSES TO     INVESTMENT
                           RATIO OF     INVESTMENT   AVERAGE NET       INCOME TO
                          EXPENSES TO   INCOME TO       ASSETS         AVERAGE        PORTFOLIO
                            AVERAGE       AVERAGE     (EXCLUDING      NET ASSETS      TURNOVER
                          NET ASSETS    NET ASSETS     WAIVERS)   (EXCLUDING WAIVERS)   RATE
-----------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND
-----------------------------------------------------------------------------------------------
   1998                      0.25%        5.31%         0.40%            5.16%            --
   1997                      0.25         5.19          0.36             5.08             --
   1996                      0.25         5.19          0.34             5.10             --
   1995(4)                   0.25*        5.56*         0.60*            5.21*            --
-----------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
-----------------------------------------------------------------------------------------------
   TRUST CLASS
   1998                      0.50%        5.07%         0.53%            5.04%            --
   1997                      0.50         4.92          0.50             4.92             --
   1996                      0.50         4.92          0.53             4.89             --
   1995                      0.50         5.23          0.57             5.16             --
   1994                      0.50         3.15          0.60             3.05             --
   RETAIL CLASS
   1998                      0.70%        4.87%         0.78%            4.79%            --
   1997                      0.70         4.73          0.75             4.68             --
   1996                      0.70         4.72          0.78             4.64             --
   1995                      0.68         5.12          0.82             4.98             --
   1994(1)                   0.59*        3.27*         0.83*            3.03*            --
-----------------------------------------------------------------------------------------------
   SWEEP CLASS
   1998                      1.00%        4.57%         1.33%            4.24%            --
   1997(10)                  1.00*        4.57*         1.25*            4.32*            --
-----------------------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------
   RETAIL CLASS
   1998                      0.65%        3.02%         0.94%            2.73%            --
   1997                      0.65         3.07          0.95             2.77             --
   1996(5)                   0.65*        2.92*         1.12*            2.45*            --
-----------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUNd
-----------------------------------------------------------------------------------------------
   CLASS A
   1998                      0.70%        5.45%         0.78%            5.37%          3.20%
   1997                      0.70         5.54          0.76             5.48          11.88
   1996                      0.70         5.53          0.79             5.44          22.80
   1995                      0.70         5.63          0.84             5.49          18.33
   1994                      0.70         4.43          0.90             4.23          37.80
   CLASS B
   1998                      1.45%        4.71%         1.53%            4.63%          3.20%
   1997                      1.45         4.81          1.51             4.75          11.88
   1996                      1.45         4.81          1.54             4.72          22.80
   1995                      1.45         4.86          1.59             4.72          18.33
   1994(2)                   1.45*        3.88*         1.69*            3.64*         37.80
-----------------------------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
  + TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS A AND CLASS B SHARES.
  * ANNUALIZED.
 (1)COMMENCED OPERATIONS ON OCTOBER 19, 1993.
 (2)COMMENCED OPERATIONS ON OCTOBER 22, 1993.
 (3)COMMENCED OPERATIONS ON NOVEMBER 22, 1993.
 (4)COMMENCED OPERATIONS ON AUGUST 10, 1995.
 (5)COMMENCED OPERATIONS ON JUNE 7, 1996.
 (6)COMMENCED OPERATIONS ON MARCH 1, 1996.
 (7)COMMENCED OPERATIONS ON APRIL 19, 1996.
 (8)COMMENCED OPERATIONS ON JANUARY 31, 1997.
 (9)COMMENCED OPERATIONS ON FEBRUARY 3, 1997.
(10)COMMENCED OPERATIONS ON FEBRUARY 26, 1997.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MARCH 31, 1998   40 & 41


FINANCIAL HIGHLIGHTS
(UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT THE SIX-MONTH PERIOD ENDED MARCH 31, 1998
AND THE PERIODS ENDED SEPTEMBER 30.


                          NET ASSET                  REALIZED       DISTRIBUTIONS   DISTRIBUTIONS
                            VALUE        NET      AND UNREALIZED      FROM NET          FROM            NET ASSET
                          BEGINNING  INVESTMENT  GAINS OR (LOSSES)   INVESTMENT        CAPITAL            VALUE           TOTAL
                          OF PERIOD    INCOME     ON INVESTMENTS       INCOME           GAINS         END OF PERIOD      RETURN+
---------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
   CLASS A
   1998                    $10.14    $0.31           $ 0.15           $(0.31)             --              $10.29           4.52%
   1997 (8)                 10.00     0.39             0.14            (0.39)             --               10.14           8.26*
   CLASS B
   1998                    $10.14    $0.29           $ 0.13           $(0.27)             --              $10.29           4.15%
   1997(8)                  10.00     0.33             0.16            (0.35)             --               10.14           7.57*
---------------------------------------------------------------------------------------------------------------------------------
LOUISIANA TAX-FREE INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
   CLASS A
   1998                    $10.11    $0.21           $ 0.09           $(0.21)             --              $10.20           2.95%
   1997                      9.79     0.43             0.32            (0.43)             --               10.11           7.77
   1996                      9.79     0.42              .--            (0.42)             --                9.79           4.48
   1995                      9.38     0.42             0.41            (0.42)             --                9.79           9.01
   1994                     10.00     0.36            (0.62)           (0.36)             --                9.38          (2.68)
   CLASS B
   1998                    $10.11    $0.16           $ 0.10           $(0.17)             --              $10.20           2.59%
   1997                      9.79     0.34             0.33            (0.35)             --               10.11           6.99
   1996                      9.79     0.35              .--            (0.35)             --                9.79           3.60
   1995                      9.39     0.35             0.40            (0.35)             --                9.79           8.21
   1994 (3)                  9.87     0.27            (0.48)           (0.27)             --                9.39          (2.58)*
---------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
---------------------------------------------------------------------------------------------------------------------------------
   CLASS A
   1998                    $13.25    $0.18           $ 0.82           $(0.18)         $(1.04)             $13.03           8.28%
   1997                     11.31     0.36             2.44            (0.36)          (0.50)              13.25          26.10
   1996                     10.87     0.38             0.59            (0.38)          (0.15)              11.31           9.11
   1995                      9.59     0.37             1.28            (0.37)             --               10.87          17.58
   1994                     10.00     0.31            (0.41)           (0.31)             --                9.59          (1.02)
   CLASS B
   1998                    $13.32    $0.13           $ 0.81           $(0.13)         $(1.04)             $13.09           7.78%
   1997                     11.37     0.26             2.47            (0.28)          (0.50)              13.32          25.19
   1996                     10.93     0.30             0.59            (0.30)          (0.15)              11.37           8.30
   1995                      9.64     0.30             1.29            (0.30)             --               10.93          16.75
   1994 (2)                 10.03     0.18            (0.39)           (0.18)             --                9.64          (2.24)*
---------------------------------------------------------------------------------------------------------------------------------



                                                                         RATIO OF      RATIO OF NET
                                                         RATIO OF NET   EXPENSES TO     INVESTMENT
                                             RATIO OF     INVESTMENT   AVERAGE NET       INCOME TO
                           NET ASSETS       EXPENSES TO   INCOME TO       ASSETS         AVERAGE        PORTFOLIO     AVERAGE
                             END OF           AVERAGE       AVERAGE     (EXCLUDING      NET ASSETS      TURNOVER    COMMISSION
                          PERIOD (000)      NET ASSETS    NET ASSETS     WAIVERS)   (EXCLUDING WAIVERS)   RATE         RATE**
-------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
   CLASS A
   1998                     $ 16,239           0.91%         5.97%         1.22%           5.66%         14.42%         n/a
   1997 (8)                   15,562           0.90*         6.22*         1.43*           5.69*          1.34          n/a
   CLASS B
   1998                     $    606           1.66%         5.23%         1.97%           4.92%         14.42%         n/a
   1997(8)                       470           1.65*         5.49*         2.13*           5.01*          1.34          n/a
-------------------------------------------------------------------------------------------------------------------------------
LOUISIANA TAX-FREE INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
   CLASS A
   1998                     $ 44,055           0.65%         4.12%         0.69%           4.08%          0.09%         n/a
   1997                       38,471           0.61          4.35          0.65            4.31           0.77          n/a
   1996                       20,937           0.65          4.38          0.75            4.28           8.26          n/a
   1995                       11,705           0.65          4.51          0.95            4.21           2.31          n/a
   1994                        6,971           0.65          4.10          1.72            3.03          30.31          n/a
   CLASS B
   1998                     $  2,082           1.40%         3.38%         1.44%           3.34%          0.09%         n/a
   1997                        1,137           1.36          3.61          1.40            3.57           0.77          n/a
   1996                          727           1.40          3.62          1.50            3.52           8.26          n/a
   1995                          567           1.40          3.77          1.70            3.47           2.31          n/a
   1994 (3)                      601           1.40*         3.35*         2.47*           2.28*         30.31          n/a
-------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
-------------------------------------------------------------------------------------------------------------------------------
   CLASS A
   1998                     $144,548           0.90%         2.89%         0.97%           2.82%         11.53%      $.0702
   1997                      134,941           0.90          3.05          0.96            2.99          40.97        .0796
   1996                      114,384           0.89          3.53          1.01            3.41          57.22        .0794
   1995                       87,076           0.85          3.70          1.04            3.51          55.06          n/a
   1994                       71,379           0.85          3.18          1.14            2.89          64.09          n/a
   CLASS B
   1998                     $  4,798           1.65%         2.15%         1.72%           2.08%         11.53%      $.0702
   1997                        3,939           1.65          2.28          1.71            2.22          40.97        .0796
   1996                        1,996           1.64          2.80          1.76            2.68          57.22        .0794
   1995                        1,137           1.60          2.95          1.79            2.76          55.06          n/a
   1994 (2)                      868           1.60*         2.55*         1.94*           2.21*         64.09          n/a
-------------------------------------------------------------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
  + TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS A AND CLASS B SHARES.
  * ANNUALIZED.
 ** AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES
    DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
 (1)COMMENCED OPERATIONS ON OCTOBER 19, 1993.
 (2)COMMENCED OPERATIONS ON OCTOBER 22, 1993.
 (3)COMMENCED OPERATIONS ON NOVEMBER 22, 1993.
 (4)COMMENCED OPERATIONS ON AUGUST 10, 1995.
 (5)COMMENCED OPERATIONS ON JUNE 7, 1996.
 (6)COMMENCED OPERATIONS ON MARCH 1, 1996.
 (7)COMMENCED OPERATIONS ON APRIL 19, 1996.
 (8)COMMENCED OPERATIONS ON JANUARY 31, 1997.
 (9)COMMENCED OPERATIONS ON FEBRUARY 3, 1997.
(10)COMMENCED OPERATIONS ON FEBRUARY 26, 1997.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

42 & 43   MARCH 31, 1998


FINANCIAL HIGHLIGHTS
(UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT THE SIX-MONTH PERIOD ENDED MARCH 31, 1998 AND
THE PERIODS ENDED SEPTEMBER 30.




                          NET ASSET                   REALIZED       DISTRIBUTIONS   DISTRIBUTIONS
                            VALUE        NET       AND UNREALIZED      FROM NET          FROM            NET ASSET
                          BEGINNING  INVESTMENT   GAINS OR (LOSSES)   INVESTMENT        CAPITAL            VALUE           TOTAL
                          OF PERIOD INCOME (LOSS)  ON INVESTMENTS       INCOME           GAINS         END OF PERIOD      RETURN+
----------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
   CLASS A
   1998                     $17.44    $ 0.08         $ 1.68           $(0.08)         $(2.19)            $16.93           11.69%
   1997                      12.93      0.19           5.32            (0.19)          (0.81)             17.44           45.27
   1996                      11.81      0.25           1.30            (0.25)          (0.18)             12.93           13.38
   1995                       9.65      0.24           2.16            (0.24)             --              11.81           25.13
   1994                      10.00      0.18          (0.35)           (0.18)             --               9.65           (1.64)
   CLASS B
   1998                     $17.50    $ 0.02         $ 1.68           $(0.02)         $(2.19)            $16.99           11.29%
   1997                      12.97      0.09           5.34            (0.09)          (0.81)             17.50           44.31
   1996                      11.86      0.17           1.29            (0.17)          (0.18)             12.97           12.49
   1995                       9.70      0.15           2.17            (0.16)             --              11.86           24.17
   1994 (2)                   9.95      0.08          (0.25)           (0.08)             --               9.70           (1.82)*
----------------------------------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
   CLASS A
   1998                     $15.81    $ 0.02         $ 1.80           $(0.02)         $(0.45)            $17.16           11.95%
   1997                      12.10      0.06           3.71            (0.06)             --              15.81           31.25
   1996 (6)                  11.00      0.05           1.10            (0.05)             --              12.10           10.46
   CLASS B
   1998                     $15.74    $(0.03)        $ 1.78               --          $(0.45)            $17.04           11.55%
   1997                      12.07      0.03           3.64               --              --              15.74           30.41
   1996 (7)                  11.14      0.01           0.93           $(0.01)             --              12.07            8.48
----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
   CLASS A
   1998                     $12.21    $(0.01)        $(0.09)              --          $(0.15)            $11.96           (0.58)%
   1997 (9)                  10.00     (0.01)          2.22               --              --              12.21           33.61*
   CLASS B
   1998                     $12.16    $(0.06)        $(0.08)              --          $(0.15)            $11.87           (0.91)%
   1997 (9)                  10.00     (0.02)          2.18               --              --              12.16           32.85*
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
   CLASS A
   1998                     $10.98    $ 0.43          $0.08           $(0.42)         $(0.16)            $10.91            5.35%
   1997 (9)                  10.00     (0.01)          0.99               --              --              10.98           14.90*
   CLASS B
   1998                     $10.94    $ 0.35          $0.11           $(0.39)         $(0.16)            $10.85            4.97%
   1997 (9)                  10.00     (0.03)          0.97               --              --              10.94           14.30*
----------------------------------------------------------------------------------------------------------------------------------



                                                                         RATIO OF      RATIO OF NET
                                                         RATIO OF NET   EXPENSES TO     INVESTMENT
                                             RATIO OF     INVESTMENT   AVERAGE NET    INCOME (LOSS)
                           NET ASSETS       EXPENSES TO  INCOME (LOSS)    ASSETS        TO AVERAGE     PORTFOLIO     AVERAGE
                             END OF           AVERAGE     TO AVERAGE    (EXCLUDING      NET ASSETS      TURNOVER    COMMISSION
                          PERIOD (000)      NET ASSETS    NET ASSETS     WAIVERS)   (EXCLUDING WAIVERS)   RATE         RATE**
------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
   CLASS A
   1998                    $148,113           1.00%         0.97%         1.01%           0.96%           30.46%     $.0800
   1997                     134,117           1.00          1.33          1.00            1.33            97.91       .0798
   1996                      93,508           0.97          2.12          1.02            2.07            95.93       .0795
   1995                      58,854           0.90          2.40          1.07            2.23            97.88         n/a
   1994                      41,922           0.90          1.95          1.17            1.68           161.42         n/a
   CLASS B
   1998                    $ 12,562           1.75%         0.23%         1.76%           0.22%           30.46%     $.0800
   1997                       9,944           1.75          0.55          1.75            0.55            97.91       .0798
   1996                       3,990           1.73          1.37          1.77            1.33            95.93       .0795
   1995                       1,288           1.65          1.62          1.82            1.45            97.88         n/a
   1994 (2)                     389           1.65*         1.30*         1.93*           1.02*          161.42         n/a
------------------------------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
   CLASS A
   1998                    $ 40,972           1.00%         0.26%         1.04%           0.22%           19.83%     $.0583
   1997                      31,608           1.00          0.46          1.04            0.42            65.12       .0799
   1996 (6)                  18,400           1.00*         0.73*         1.12*           0.61*           91.09       .0797
   CLASS B
   1998                    $  2,297           1.75%        (0.49)%        1.79%          (0.53)%          19.83%     $.0583
   1997                       1,800           1.75         (0.30)         1.79           (0.34)           65.12       .0799
   1996 (7)                     152           1.75*        (0.02)*        1.87*          (0.14)*          91.09       .0797
------------------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
   CLASS A
   1998                    $  4,587           0.20%        (0.20)%        1.43%          (1.43)%          15.25%        n/a
   1997 (9)                   3,616           0.20*        (0.20)*        1.79*          (1.79)*          29.56         n/a
   CLASS B
   1998                    $    599           0.95%        (0.95)%        2.18%          (2.18)%          15.25%        n/a
   1997 (9)                     654           0.95*        (0.95)*        2.61*          (2.61)*          29.56         n/a
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
   CLASS A
   1998                    $  2,195           0.27%         8.48%         1.69%           7.06%           23.95%        n/a
   1997 (9)                   3,435           0.27*        (0.27)*        2.21*          (2.21)*           4.69         n/a
   CLASS B
   1998                    $    323           1.02%         7.15%         2.44%           5.73%           23.95%        n/a
   1997 (9)                     358           1.02*        (1.02)*        2.86*          (2.86)*           4.69         n/a
------------------------------------------------------------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

  +  TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS A AND CLASS B SHARES.
  *  ANNUALIZED.
 ** AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
 (1) COMMENCED OPERATIONS ON OCTOBER 19, 1993.
 (2) COMMENCED OPERATIONS ON OCTOBER 22, 1993.
 (3) COMMENCED OPERATIONS ON NOVEMBER 22, 1993.
 (4) COMMENCED OPERATIONS ON AUGUST 10, 1995.
 (5) COMMENCED OPERATIONS ON JUNE 7, 1996.
 (6) COMMENCED OPERATIONS ON MARCH 1, 1996.
 (7) COMMENCED OPERATIONS ON APRIL 19, 1996.
 (8) COMMENCED OPERATIONS ON JANUARY 31, 1997.
 (9) COMMENCED OPERATIONS ON FEBRUARY 3, 1997.
(10) COMMENCED OPERATIONS ON FEBRUARY 26, 1997.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

44 & 45   MARCH 31, 1998

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)



1. ORGANIZATION

The Marquis Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated June 29, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management company with eleven series funds: Institutional Money Market Fund, Treasury Securities Money Market Fund, Tax Exempt Money Market Fund (the "Money Market Funds"), Government Securities Fund, Strategic Income Bond Fund, Louisiana Tax-Free Income Fund, Balanced Fund (formerly the "Growth and Income Fund"), Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, and International Equity Fund (the "Non-Dollar Funds"). Each Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Trust is registered to offer the following classes of shares: Trust, Retail, and the Cash Sweep Class in the Treasury Securities Money Market Fund, Retail and the Cash Sweep in the Tax-Exempt Money Market and Class A and Class B in the Non-Dollar Funds. The Small Cap Equity Fund and the International Equity Fund are currently "feeder" funds in separate Corporate Master-Feeder(TM) structures. That is, the Small Cap Equity Fund and International Equity Fund each currently invest in another open-end management investment company with the same investment objectives and hold as their only investment securities, shares of a single "master" fund, in this case, the SEI Institutional Managed Trust Small Cap Growth Portfolio and the SEI Institutional International Trust (formerly, the SEI International Trust) International Equity Portfolio, respectively. However, in certain instances the Funds are permitted to invest in securities other than a single open-end management investment company.


2. SIGNIFICANT ACCOUNTING
    POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

SECURITIES VALUATION -- Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until

46   MARCH 31, 1998
maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. Restricted and illiquid securities for which quotations are not readily available are valued at fair value using methods determined in good faith as approved by the Board of Trustees.

The investments of the Small Cap Equity and International Equity Funds (the "Feeder" funds) in the SEI Institutional Managed Trust Small Cap Growth Portfolio and the SEI Institutional International Trust (formerly, the SEI International Trust) International Equity Portfolio (the "Master Funds"), respectively, are valued at the net asset value per share of each Master Fund determined as of the close of the New York Stock Exchange.

FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Non-Dollar Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. If the counterparty defaults and the value of the collateral declines, or if the counter-party enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated each business day. In general, it is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of the Fund.


                                                             MARCH 31, 1998   47

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

DISTRIBUTIONS -- Distributions from net investment income are declared and paid quarterly for the Balanced Fund, Value Equity Fund, Growth Equity Fund and Small Cap Equity Fund. Distributions from net investment income are declared daily and paid monthly for the Institutional Money Market Fund, Treasury Securities Money Market Fund, and Tax Exempt Money Market Fund.

Distributions from net investment income are declared and paid monthly for the Government Securities Fund, Strategic Income Bond Fund and Louisiana Tax-Free Income Fund. Any net realized capital gains are declared and distributed to shareholders at least annually.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the differences arises.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY, ADMINISTRATIVE, AND DISTRIBUTION AGREEMENTS

First National Bank of Commerce in New Orleans (the "Adviser") serves as investment adviser to each Fund pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee, that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows: Institutional Money Market Fund -- .15%, Treasury Securities Money Market Fund -- .30%, Tax Exempt Money Market Fund -- .45%, Government Securities Fund -- .55%, Strategic Income Bond Fund -- .74%, Louisiana Tax-Free Income Fund -- .35%, Balanced Fund -- .74%, Value Equity Fund -- .74%, Growth Equity Fund -- .74%, Small Cap Equity Fund -- .40%, and International Equity Fund -- .40%. The Adviser has voluntarily agreed to waive a portion of its fee so that expenses of each Fund will not exceed certain annual expense limitations. The Adviser reserves the

48   MARCH 31, 1998
right to terminate its waiver at any time in its sole discretion.

Weiss, Peck & Greer, L.L.C. serves as the investment sub-adviser for the Tax Exempt Money Market Fund pursuant to a sub-advisory agreement with the Adviser. The sub-advisory fees are paid by the Adviser.

The Trust and SEI Fund Resources (the "Administrator") have entered into an Administration Agreement. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments, is the owner of all beneficial interest in the Administrator. Under terms of the Administration Agreement, the Administrator is entitled to a fee calculated daily and paid monthly at an annual rate of .10% of the average daily net assets of the Institutional Money Market Fund and .15% of the average daily net assets of the Treasury Securities Money Market Fund, Tax Exempt Money Market Fund, Government Securities Fund, Strategic Income Bond Fund, Louisiana Tax-Free Income Fund, Balanced Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, and International Equity Fund. The Administrator has voluntarily agreed to waive a portion of its fee so that expenses of each Fund will not exceed certain annual expense limitations. The Administrator reserves the right to terminate its waiver at any time in its sole discretion.

The Trust and SEI Investments Distribution Co. (the "Distributor") have entered into a Distribution Agreement. As provided in certain Distribution Plans adopted under the Distribution Agreement, the Trust will pay a fee at an annual rate of
 .25% of the average daily net assets of the Retail Class of the Treasury Securities Money Market Fund and Tax Exempt Money Market Fund, and .75% of the Class B shares of the Non-Dollar Funds and the Cash Sweep Class of the Treasury Securities Money Market Fund to the Distributor as compensation for its services. The Distributor has agreed to waive a portion of its fee from the Treasury Securities Money Market Fund and the Tax Exempt Money Market Fund in order to maintain a competitive expense ratio. The Distributor reserves the right to terminate its waiver at any time in its sole discretion.

In addition to the fees paid at the feeder level for the Small Cap Equity and International Equity Funds, each Feeder Fund's shareholders will bear indirectly their prorata portion of the advisory, administrative, distribution and other expenses of the respective Master Funds in which they invest.

The Class A shares of the Non-Dollar Funds are subject to a maximum sales load of 3.50%.

There is a contingent deferred sales charge on the Class B shares of the Non-Dollar Funds which varies depending on the number of years from time of payment for the purchase of shares until the time of redemption of such shares (the "holding period"). Solely for the purpose of determining the number of years from the time of any payment for the purchase of shares, all payments during the month are aggregated and deemed to have been made on the first day of the month.


                                                            MARCH 31, 1998    49

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

                  CONTINGENT DEFERRED SALES
                   CHARGE AS A PERCENTAGE
  YEAR SINCE          OF DOLLAR AMOUNT
   PURCHASE           SUBJECT TO CHARGE
 ------------     -------------------------
   First                    3.50%
   Second                   2.75%
   Third                    2.00%
   Fourth                   1.25%
   Fifth                    0.50%
   Sixth                     None



4. ORGANIZATIONAL COSTS AND TRANSACTIONS WITH AFFILIATES

Organizational costs have been capitalized by the Funds and are being amortized over sixty months commencing with operations. In the event any of the initial shares of the Funds are redeemed by any holder thereof during the period that the Funds are amortizing their organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $54,278 for organizational work performed by a law firm of which an officer and a trustee of the Trust are partners. Certain officers and trustees of the Trust who are officers of the Administrator and the Distributor received no compensation from the Trust.


5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, for the period ended March 31, 1998 were as follows:

                               STRATEGIC   LOUISIANA
                   GOVERNMENT   INCOME     TAX-FREE
                   SECURITIES    BOND       INCOME     BALANCED
                      FUND       FUND        FUND        FUND
                     (000)      (000)        (000)       (000)
                   ---------- ----------  ----------  ----------
PURCHASES:
 U.S.
   Government      $ 2,463      $1,252      $   --     $10,202
 Other               1,935       2,561       4,057       8,869
SALES:
 U.S.
   Government      $ 7,879      $1,788      $   --     $ 1,163
 Other               2,835         247          35      14,296


                                                         INTER-
                     VALUE      GROWTH     SMALL CAP    NATIONAL
                    EQUITY      EQUITY      EQUITY       EQUITY
                     FUND        FUND        FUND         FUND
                     (000)      (000)        (000)       (000)
                   --------    --------    ---------    --------
PURCHASES:
 U.S.
   Government      $    --     $    --      $   --       $   --
 Other              43,578      11,669       2,154          638
SALES:
 U.S.
   Government      $    --     $    --      $   --       $   --
 Other              45,861       7,040         732        1,796

On March 31, 1998, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on securities at March 31, 1998, for each Non-Dollar Fund are as follows:

50   MARCH 31, 1998

                               STRATEGIC   LOUISIANA
                   GOVERNMENT   INCOME     TAX-FREE
                   SECURITIES    BOND       INCOME     BALANCED
                      FUND       FUND        FUND        FUND
                     (000)      (000)        (000)       (000)
                   ---------- ----------  ----------  ----------
Aggregate Gross
  Unrealized
  Appreciation      $1,883       $495       $1,385     $26,597
Aggregate Gross
  Unrealized
  Depreciation        (177)        (9)         (28)     (1,106)
                   -------    -------      -------     -------
Net Unrealized
  Appreciation/
  (Depreciation)    $1,706       $486       $1,357     $25,491
                   =======    =======      =======     =======


                                                         INTER-
                     VALUE      GROWTH     SMALL CAP    NATIONAL
                    EQUITY      EQUITY      EQUITY       EQUITY
                     FUND        FUND        FUND         FUND
                     (000)      (000)        (000)       (000)
                   --------    --------    ---------    --------
Aggregate Gross
  Unrealized
  Appreciation     $41,409     $12,203        $511          $24
Aggregate Gross
  Unrealized
  Depreciation      (1,569)       (804)         --           --
                   -------     -------     -------      -------
Net Unrealized
  Appreciation/
  (Depreciation)   $39,840     $11,399        $511          $24
                   =======     =======     =======      =======


6. CONCENTRATION OF CREDIT RISK

The Institutional Money Market Fund and the Treasury Securities Money Market Fund invest primarily in a portfolio of money market instruments maturing in one year or less whose ratings are within the highest ratings category assigned by a nationally recognized statistical rating agency or, if not rated, are believed to be of comparable quality.

The Tax Exempt Money Market Fund invests in debt instruments of municipal issuers. The issuers' ability to meet their obligations may be affected by economic developments in a specific state or region.

The Tax Exempt Money Market Fund invests in securities that include revenue bonds, tax and revenue anticipation notes, and general obligation bonds. At March 31, 1998, the percentages of portfolio investments by each revenue source were as follows:

                              TAX EXEMPT
                           MONEY MARKET FUND
                           -----------------
   Revenue Bonds                  62%
   Anticipation Notes             28%
   General Obligations             7%
   Tax-Exempt
      Commercial Paper             3%
                           -----------------
      Total                      100%
                           =================

The Government Securities, Strategic Income Bond and Balanced Funds invest in debt instruments.

The Louisiana Tax-Free Income Fund is more susceptible to factors adversely affecting issuers of Louisiana municipal securities than a comparable municipal bond fund that does not concentrate its investments in Louisiana municipal securities.

The following table presents a summary of holdings in the Government Securities, Strategic Income Bond and Louisiana Tax-Free Income Funds as of March 31, 1998.


                                                             MARCH 31, 1998   51

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

                        STRATEGIC   LOUISIANA
            GOVERNMENT   INCOME     TAX-FREE
            SECURITIES    BOND       INCOME
RATING         FUND       FUND        FUND
---------   ----------  ---------   ---------
AAA              89%        28%         80%
AA               --%         5%         --
A                --%        40%          4%
BBB              --         24%         --
Not Rated        11%         3%         16%
            ----------  ---------   ---------
                100%       100%        100%
            ==========  =========   =========

These percentages are stated as a percentage of total investments. U.S. Government Securities represent obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Repurchase agreements are collateralized by U.S. Government Securities and are included in Not Rated above.


7. CAPITAL LOSS CARRYFORWARDS

The Funds had capital loss carryforwards and post-October deferred losses at September 30, 1997, to the extent provided in the regulations for federal income tax as follows:
                                              POST
                      CAPITAL LOSS         OCTOBER 31,
                 CARRYFORWARDS EXPIRING       1996
               ---------------------------  DEFERRED
FUNDS            2003      2004      2005    LOSSES
--------       --------------------------- ---------
Government
   Securities
   Fund        $679,660  $124,634  $    --   $19,540
Louisiana
   Tax-Free
   Income
   Fund          32,125     2,083   19,720        --
Small Cap
   Equity Fund       --        --       --     9,414

For tax purposes, capital losses can be carried forward for a maximum of eight years to offset any future net realized capital gains. Post-October deferred losses have been deferred to fiscal year 1998 for tax purposes.


8. MERGER

On October 20, 1997, First Commerce Corporation -- the parent of First National Bank of Commerce in New Orleans, the Marquis Funds' investment adviser -- and Banc One Corporation, the parent of Banc One, Louisiana, announced that they have signed a definitive agreement for the merger of First Commerce with Banc One. Subject to certain conditions being met, it is currently anticipated that First Commerce will merge with Banc One by the end of June 1998.

It is expected that each of the Marquis Funds will eventually merge into a comparable One Group Fund.



52   MARCH 31, 1998

                                 [LOGO OMITTED]
                                     MARQUIS
                                 FAMILY OF FUNDS

                 High Quality. High Standards. Highly Personal.



                               Investment Adviser
                 First National Bank of Commerce in New Orleans
                             201 St. Charles Avenue
                              New Orleans, LA 70170

                                  Administrator
                               SEI Fund Resources
                                 Oaks, PA 19456

                                 Transfer Agent
                                DST Systems, Inc.
                              210 West 10th Street
                              Kansas City, MO 64105

                                  Legal Counsel
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                             Philadelphia, PA 19103

                         Independent Public Accountants
                               Arthur Andersen LLP
                               1601 Market Street
                             Philadelphia, PA 19103


--------------------------------------------------------------------------------
                               The Marquis Funds:
      NOT FDIC INSURED [BULLET] NO BANK GUARANTEE [BULLET] MAY LOSE VALUE
--------------------------------------------------------------------------------

The First NBC Trust Group is a department of First National Bank of Commerce ("First NBC"), a wholly owned subsidiary of First Commerce Corporation ("FCC"). First NBC serves as investment adviser and custodian for the Marquis Funds; remuneration may be earned for such services. The Marquis Funds are distributed by SEI Investments Distribution Co., which is not affiliated with FCC, First NBC, Marquis Investments, LLC, or any affiliates thereof.
     This material must be preceded or accompanied by a current prospectus.

(C) 1998                                                            MRQ-F-005-05